Exhibit 10.4


                              CREDIT AGREEMENT

                                dated as of

                              August 11, 1998

                                  between

                            CCPR SERVICES, INC.

                CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.

                   The SUBSIDIARY GUARANTORS Party Hereto

                          The LENDERS Party Hereto


                         THE CHASE MANHATTAN BANK,
                          as Administrative Agent


                                $170,000,000


                           CHASE SECURITIES INC.,
                        as Arranger and Book Manager




                             TABLE OF CONTENTS
                                                                        PAGE

                                 ARTICLE I
                                DEFINITIONS

SECTION 1.1    Defined Terms...........................................   7
SECTION 1.2    Classification of Loans and Borrowings..................  38
SECTION 1.3    Terms Generally.........................................  38
SECTION 1.4    Accounting Terms; GAAP..................................  38

                                 ARTICLE II
                                THE CREDITS

SECTION 2.1    The Commitments.........................................  39
SECTION 2.2    Loans and Borrowings....................................  40
SECTION 2.3    Requests for Borrowings.................................  41
SECTION 2.4    Funding of Borrowings...................................  42
SECTION 2.5    Interest Elections......................................  42
SECTION 2.6    Termination and Reduction of the Commitments............  44
SECTION 2.7    Repayment of Loans; Evidence of Debt....................  45
SECTION 2.8    Prepayment of Loans.....................................  49
SECTION 2.9    Fees....................................................  53
SECTION 2.11   Alternate Rate of Interest..............................  55
SECTION 2.12   Increased Costs.........................................  56
SECTION 2.13   Break Funding Payments..................................  57
SECTION 2.14   Taxes...................................................  58
SECTION 2.15   Payments Generally; Pro Rata Treatment; Sharing of
                 Set-offs..............................................  59
SECTION 2.16   Mitigation Obligations; Replacement of Lenders..........  61

                                ARTICLE III
                                 GUARANTEE

SECTION 3.1    The Guarantee...........................................  62
SECTION 3.2    Obligations Unconditional...............................  63
SECTION 3.3    Reinstatement.  ........................................  64
SECTION 3.4    Subrogation.............................................  64
SECTION 3.5    Remedies................................................  64
SECTION 3.6    Instrument for the Payment of Money.....................  65
SECTION 3.7    Continuing Guarantee....................................  65
SECTION 3.8    Rights of Contribution..................................  65
SECTION 3.9    General Limitation on Guarantee Obligations.............  66


                                 ARTICLE IV
                       REPRESENTATIONS AND WARRANTIES

SECTION 4.1    Organization; Powers....................................  66
SECTION 4.2    Authorization; Enforceability...........................  66
SECTION 4.3    Governmental Approvals; No Conflicts.  .................  67
SECTION 4.4    Financial Condition; No Material Adverse Change;
                 Year 2000 Issues......................................  67
SECTION 4.5    Properties..............................................  69
SECTION 4.6    Litigation..............................................  69
SECTION 4.7    Environmental Matters...................................  70
SECTION 4.8    Compliance with Laws and Agreements.....................  72
SECTION 4.9    Investment and Holding Company Status...................  72
SECTION 4.10   ERISA...................................................  73
SECTION 4.12   Use of Credit...........................................  73
SECTION 4.13   Debt Agreements and Liens...............................  74
SECTION 4.14   Capitalization..........................................  74
SECTION 4.15   Subsidiaries and Investments............................  75
SECTION 4.16   Real Property.  ........................................  76
SECTION 4.17   Communications Matters..................................  76
SECTION 4.18   Solvency................................................  78
SECTION 4.19   Labor Matters...........................................  79
SECTION 4.20   No......................................................  79

                                 ARTICLE V
                                 CONDITIONS

SECTION 5.1    Effective Date..........................................  79
SECTION 5.2    Each Credit Event.......................................  84

                                 ARTICLE VI
                           AFFIRMATIVE COVENANTS

SECTION 6.1    Financial Statements and Other Information..............  85
SECTION 6.2    Notices of Material Events..............................  86
SECTION 6.3    Existence; Conduct of Business..........................  88
SECTION 6.4    Payment of Obligations..................................  88
SECTION 6.5    Maintenance of Properties...............................  88
SECTION 6.6    Insurance...............................................  88
SECTION 6.7    Books and Records; Inspection Rights....................  89
SECTION 6.8    Compliance with Laws....................................  90
SECTION 6.9    Use of Proceeds.........................................  90
SECTION 6.10   Certain Obligations Respecting Subsidiaries
                 and Collateral........................................  90

                                ARTICLE VII
                             NEGATIVE COVENANTS

SECTION 7.1    Indebtedness............................................  93
SECTION 7.2    Liens...................................................  94
SECTION 7.3    Fundamental Changes; Lines of Business..................  95
SECTION 7.4    Investments.............................................  98
SECTION 7.5    Restricted Payments.....................................  99
SECTION 7.6    Transactions with Affiliates............................ 100
SECTION 7.7    Restrictive Agreements.................................. 101
SECTION 7.8    Sale and Leaseback...................................... 102
SECTION 7.9    Certain Financial Covenants............................. 102
SECTION 7.10   Subordinated Indebtedness............................... 104
SECTION 7.11   Modifications of Certain Documents...................... 104
SECTION 7.12   Preferred Stock of Subsidiaries......................... 105
SECTION 7.13   License Subsidiaries.................................... 105

                                ARTICLE VIII
                             EVENTS OF DEFAULT


                                 ARTICLE IX
                          THE ADMINISTRATIVE AGENT


                                 ARTICLE X
                               MISCELLANEOUS

SECTION 10.2   Waivers; Amendments..................................... 113
SECTION 10.3   Expenses................................................ 114
SECTION 10.4   Successors and Assigns.................................. 116
SECTION 10.5   Survival.  ............................................. 119
SECTION 10.6   Counterparts; Integration; Effectiveness................ 119
SECTION 10.7   Severability............................................ 120
SECTION 10.8   Right of Setoff......................................... 120
SECTION 10.9   Governing Law; Jurisdiction; Etc........................ 120
SECTION 10.10  WAIVER OF JURY TRIAL.................................... 121
SECTION 10.11  Headings................................................ 121
SECTION 10.13  Designation as "Credit Agreement" ...................... 123

SCHEDULE I      -   Commitments
SCHEDULE II     -   Debt Agreements
SCHEDULE III    -   Liens
SCHEDULE IV     -   Restrictive Agreements
SCHEDULE V      -   Litigation
SCHEDULE VI     -   Environmental Matters
SCHEDULE VII    -   Subsidiaries
SCHEDULE VIII   -   Investments
SCHEDULE IX     -   Communications Matters
SCHEDULE X      -   Real Property
SCHEDULE XI     -   Puerto Rico Collateral Documents
SCHEDULE XII    -   Virgin Islands Collateral Documents

EXHIBIT A       -   Form of Assignment and Acceptance
EXHIBIT B       -   Form of Security Agreement
EXHIBIT C       -   Form of Guarantee Assumption Agreement
EXHIBIT D-1     -   Form of Opinion of General Counsel of CCPR and the
                      Borrower
EXHIBIT D-2     -   Form of Opinion of Counsel to the Obligors
EXHIBIT D-3     -   Form of Opinion of Special FCC Counsel to the Obligors
EXHIBIT D-4     -   Form of Opinion of Special Puerto Rico Counsel to the
                      Obligors
EXHIBIT D-5     -   Form of  Opinion of Special U.S. Virgin Islands
                      Counsel to the Obligors
EXHIBIT E       -   Form of Opinion of Special New York Counsel to Chase



            CREDIT AGREEMENT dated as of August 11, 1998, between CCPR SERVICES, INC., CELLULAR COMMUNICATIONS OF PUERTO RICO, INC., the
SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.

            Each of CCPR (as hereinafter defined) and the Borrower (as so defined) has requested that the Lenders (as so defined) make loans to the Borrower, under the guarantee of the Guarantors (as so defined), in an aggregate principal amount not exceeding $170,000,000. The Lenders are prepared to make such loans upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows:


                                 ARTICLE I

                                DEFINITIONS

SECTION 1.1 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

         "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

            "Administrative Agent" means Chase, in its capacity as administrative agent for the Lenders hereunder.

            "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

         "Applicable Margin" means, for any day, with respect to any ABR Loan or Eurodollar Loan, as the case may be, the applicable rate per annum set forth below under the caption "ABR Margin for Loans other than Term B Facility Loans", "Eurodollar Margin for Loans other than Term B Facility Loans", "ABR Margin for Term B Facility Loans" and "Eurodollar Margin for Term B Facility Loans", respectively, based upon the Total Leverage Ratio as of the most recent determination date; provided that until the third Business Day after delivery of the Borrower's unaudited consolidated financial statements for the fiscal year ending December 31, 1998, the "Applicable Margin" shall be the applicable rate per annum set forth below in Category 1:


Category 1

Greater than or equal to 5.75 to 1
0.75%
2.00%
1.25%
2.50%

Category 2

Less than 5.75 to 1 and greater than or equal to 5.00 to 1 0.50% 1.75%
1.00% 2.25%

Category 3

Less than 5.00 to 1 and greater than or equal to 4.00 to 1 0.25% 1.50%
0.75% 2.00%

Category 4

Less than 4.00 to 1
0%
1.25%
0.75%
2.00%

         For purposes of the foregoing (but subject to the proviso above),
(i) the Total Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 6.01(a) or
(b) and (ii) each change in the Applicable Margin resulting from a change in the Total Leverage Ratio shall be effective during the period commencing on and including the date three Business Days after delivery to the Administrative Agent of such consolidated financial statements indicating such change (together with the compliance certificate relating thereto required under Section 6.01(c)) and ending on the date immediately preceding the effective date of the next such change; provided that the Total Leverage Ratio shall be deemed to be in Category 1 above (A) at any time that an Event of Default has occurred and is continuing and (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 6.01(a) or (b) and/or the related compliance certificate, during the period from the expiration of the time for delivery thereof until the date three Business Days after such consolidated financial statements and compliance certificate are so delivered.

         "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments or Loans of all Classes hereunder represented by the aggregate amount of such Lender's Commitments or Loans of all Classes hereunder.

         "Approved Fund" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrower" means CCPR Services, Inc., a Delaware corporation and a direct Wholly Owned Subsidiary of CCPR as of the date hereof.

         "Borrowing" means Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

         "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Puerto Rico are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Capital Expenditures" means, for any period, expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by CCPR or any of its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP.

         "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "Casualty Event" means, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

         "CCPR" means Cellular Communications of Puerto Rico, Inc., a Delaware corporation and a direct Wholly Owned Subsidiary of CoreComm as of the date hereof (to be renamed CCPR Inc. at the time of or before the Spinoff).

         "Cellular Authority" means the FCC, the FAA, the TRB, and each other Governmental Authority (including but not limited to each public utility commission or public service commission) which has jurisdiction over the control, ownership, licensing, construction or operation of all or any part of any Cellular System or provision of any service by or in connection with a Cellular System.

         "Cellular License" means a franchise, permit, license (including an FCC License), designation (including but not limited to a designation as tentative selectee by the FCC), certificate, consent, approval or other authorization granted or issued by a Cellular Authority necessary for a Cellular Licensee to own, control, construct or operate a Cellular System.

         "Cellular Licensee" means each Person that is authorized by Final Order of the FCC to own, control and operate a Cellular System.

         "Cellular System" means a cellular radiotelephone service system constructed and operated in an MSA, RSA or other geographic service area within Puerto Rico or the United States Virgin Islands.

         "Census Data" means the most recent census report or country population estimate that is published by the Bureau of Census, United States Department of Commerce, that is generally accepted in the cellular industry for determining population (or if such population reports or estimates are no longer published by said Bureau, such comparable Federal index as shall be generally used in the cellular industry for determining population).

         "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) (other than an Excluded Person or an Excluded Group), of shares representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of CoreComm; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of CoreComm by Persons who were neither (i) nominated by the board of directors of CoreComm nor (ii) appointed by directors so nominated; (c) the acquisition of direct or indirect Control of CoreComm by any Person or group (other than an Excluded Person or an Excluded Group) or
(d) the occurrence of a "Change of Control" under and as defined in the Senior Subordinated Notes Indenture.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "Chase" means The Chase Manhattan Bank.

         "Citibank Personal Property Notes" means, collectively, the $25,494,605.09 promissory note of CCPR Services, Inc. made to the order of Citibank N.A. dated April 25, 1995 and the $555,210.81 promissory note of CCPR Paging Inc. made to the order of Citibank N.A. dated April 25, 1995.

         "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Credit Facility Loans, Term A Facility Loans or Term B Facility Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Facility Commitment, Term A Facility Loan Commitment or Term B Facility Loan Commitment.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Commitment" means a Revolving Credit Facility Commitment, Term A Facility Loan Commitment or Term B Facility Loan Commitment, or any combination thereof (as the context requires).

         "Communications Related Business" means, collectively, (a) any Cellular System and any other business of developing, owning, operating, managing or maintaining wireless communications businesses, (b) the cable television business and telephone business and (c) other related businesses
(i) that use cell sites, mobile transit switching offices, computer programs, telecommunications expertise or other equipment used in the telecommunications industry or (ii) that use the existing communications network of CCPR or any of its Subsidiaries, in the case of each of the foregoing clauses (a), (b) and (c) within Puerto Rico or the United States Virgin Islands.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "CoreComm" means CoreComm Incorporated, a Delaware corporation (to be renamed Cellular Communications of Puerto Rico, Inc. at the time of or before the Spinoff).

         "Current Assets" of any Person means all assets of such Person that would, in accordance with GAAP, be classified as current assets of a company conducting a business the same as or similar to that of such Person, after deducting adequate reserves maintained in accordance with GAAP.

         "Current Liabilities" of any Person means all obligations of such Person that would, in accordance with GAAP, be classified as current liabilities of such Person.

         "Debt Incurrence" means the incurrence by CCPR or any of its Subsidiaries after the Effective Date of any Indebtedness, other than Indebtedness permitted under Section 7.01 (but excluding Indebtedness incurred under clause (c) thereof, to the extent the proceeds thereof are not applied to refinance the Senior Subordinated Notes as permitted thereunder).

         "Debt Service" means, for any period, the sum, for CCPR and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all regularly scheduled payments or prepayments of principal of Indebtedness (including the principal component of any payments in respect of Capital Lease Obligations) made during such period plus (b) cash Interest Expense for such period.

         "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "Disposition" means any sale, assignment, transfer or other disposition of any property (whether now owned or hereafter acquired) by CCPR or any of its Subsidiaries (other than the sale by CCPR to the Borrower of partnership interests held by CCPR in SJCT, as contemplated under Section 7.03(b)(i)(C)) to any other Person excluding any sale, assignment, transfer or other disposition of any property sold or disposed of in the ordinary course of business and on ordinary business terms.

         "dollars" or "$" refers to lawful money of the United States of America.

         "EBITDA" means, for any period, the sum, for CCPR and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) net income or loss (excluding gains or losses from extraordinary items (including any sale, lease, transfer or other disposition of any asset) and from foreign currency translations, to the extent included in net income or loss) for such period, plus (b) the sum of interest expense, depreciation and amortization expense and other similar non-cash charges, and provision for income taxes to the extent deducted in computing such net income or loss, minus (c) the net income attributable to all Minority Owned Persons to the extent added in computing such net income or loss, plus (d) the aggregate amount of cash distributions and dividends actually received during such period by CCPR or any of its Subsidiaries from Minority Owned Persons, plus (e) the net loss attributable to all Minority Owned Persons to the extent deducted in computing such net income or loss, minus (f) the aggregate amount of all cash Investments paid during such period by CCPR or any of its Subsidiaries in Minority Owned Persons to cover losses incurred by such Persons (as distinguished from Capital Expenditures of such Persons), minus (g) interest income for such period, provided that: (i) if CCPR or any of its Subsidiaries has acquired a Communications Related Business during a period for which EBITDA is to be computed, then EBITDA shall be computed based on the audited annual balance sheet and related statements of income and cash flow for such Communications Related Business for the most recently ended fiscal year of such Communications Related Business, and unaudited balance sheets and related statements of income and cash flow for such Communications Related Business for each fiscal quarter ended since the date of such audited financial statements to the extent available on the date on which the computation is made, prepared in each case as in accordance with GAAP with respect to such Communications Related Business; and (ii) if CCPR or any of its Subsidiaries has sold or otherwise disposed of any Communications Related Business during the period for which EBITDA is to be computed, EBITDA shall be computed as if such Communications Related Business had not been owned by CCPR or such Subsidiary, as the case may be, during any part of such period.

         "Effective Date" means the date on which the conditions specified in Section 5.01 are satisfied (or waived in accordance with Section 10.02).

         "Environmental Claim" means, with respect to any Person, any written or oral notice, claim, demand or other communication (collectively, a "claim") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any violation, or alleged violation, of any applicable Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any governmental authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

         "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities, and including any Lien filed against any property covered by the Liens under the Security Documents or any part of the property subject thereto in favor of any governmental entity), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "Equity Rights" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

         "ERISA Event" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived);
(b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

         "Event of Default" has the meaning assigned to such term in
Article VIII.

         "Excess Cash Flow" means, for any period, the sum, for CCPR and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) the net income or loss (excluding gains or losses from extraordinary items (including any sale, lease, transfer or other disposition of any asset) for such period, plus
(b) depreciation and amortization expense deducted in computing such net income or loss, plus (c) the amount of reserves for deferred taxes not payable currently allocated for such period, plus (d) non-cash interest expense deducted in computing such net income or loss, minus (e) the aggregate amount of principal paid during such period by CCPR or any of its Subsidiaries (x) to third parties as scheduled payments of principal or (y) on account of this Agreement as either a scheduled payment or an optional prepayment pursuant to Section 2.08(a) made contemporaneously with a amount equal to such optional prepayment, plus (f) dividends received by CCPR or any of its Subsidiaries during such period from Investments in Minority Owned Persons to the extent not added in calculating such net income or loss, minus (g) payments made during such period for Capital Expenditures not financed by Borrowings, minus (h) payments made in cash during such period for Investments permitted by Section 7.04 not financed by Borrowings minus (or plus) (i) the increase (or decrease) in Working Capital from the day immediately prior to the first day of such period to the last day of such period.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Group" means a "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that includes one or more Excluded Persons; provided that the voting power of the capital stock of the Borrower or CCPR "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such Excluded Persons (without attribution to such Excluded Persons of the ownership by other members of the "group") represents a majority of the voting power of the capital stock "beneficially owned" (as such term is used in Rule 13d-3 promulgated under the Exchange Act) by such group.

         "Excluded Person" means a Permitted Holder or a Permitted Designee thereof.

         "Excluded Taxes" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or Puerto Rico, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) the municipal tax imposed by the municipalities of Puerto Rico under the Municipal License Tax Act of 1974, as amended, (c) any branch profits taxes imposed by the United States of America or Puerto Rico or any similar tax imposed by any other jurisdiction in which the Borrower is located and (d) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.16(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender's failure or inability to comply with
Section 2.14(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such withholding tax pursuant to
Section 2.14(a).

         "FAA" means the Federal Aviation Administration or any Governmental Authority substituted therefor.

         "FCC" means the Federal Communications Commission or any Governmental Authority substituted therefor.

         "FCC License" means any cellular telephone, microwave or other communications license, permit, designation, consent, approval or authorization granted or issued by the FCC with respect to a Cellular System or any other Communications Related Business, whether for control, ownership, construction or operation.

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Final Order" means an order, license, permit, consent, approval or other authorization of a Cellular Authority that is no longer subject to reconsideration or review by any court or administrative body.

         "Financial Officer" means, with respect to any Obligor, the chief financial officer, principal accounting officer, treasurer or controller of such Obligor.

         "Fixed Charges Ratio" means, as at any date, the ratio of (a) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date to (b) the sum of (i) Debt Service for such period plus (ii) the aggregate amount of Capital Expenditures made during such period plus (iii) the aggregate amount of Federal, state and local income taxes paid by CCPR and its Subsidiaries, net of refunds and of amounts receivable or payable between CCPR, its Subsidiaries and CoreComm, during such period; provided that, in calculating the Fixed Charges Ratio at any date prior to June 30, 1999, each component of the ratio shall be determined only for the period commencing on July 1, 1998 and ending on September 30, 1998, December 31, 1998, or March 31, 1999, as applicable.

         "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is organized. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "Foreign Subsidiary" means any Subsidiary of CCPR that is organized under the laws of a jurisdiction other than a State of the United States or the District of Columbia.

         "GAAP" means generally accepted accounting principles in the United States of America.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local (and including Puerto Rico and the U.S. Virgin Islands), and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government and shall include, without limitation, any Cellular Authority.

         "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

         "Guarantee Assumption Agreement" means a Guarantee Assumption Agreement substantially in the form of Exhibit C by an entity that, pursuant to Section 6.10(a), is required to become a "Subsidiary Guarantor" hereunder in favor of the Administrative Agent for the benefit of the Lenders.

         "Guarantor" means CCPR and each Subsidiary Guarantor.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

         "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

         "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Interest Coverage Ratio" means, as at any date of determination thereof, the ratio of (a) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date to (b) cash Interest Expense for such period; provided that, in calculating the Interest Coverage Ratio at any date prior to June 30, 1999, each component of the ratio shall be determined only for the period commencing on July 1, 1998 and ending on September 30, 1998, December 31, 1998, or March 31, 1999, as applicable.

         "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05.

         "Interest Expense" means, for any period, all interest in respect of Indebtedness of CCPR and its Subsidiaries (including the interest component of any payments in respect of Capital Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period), determined on a consolidated basis without duplication in accordance with GAAP.

         "Interest Payment Date" means (a) with respect to any ABR Loan, each Quarterly Date and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

         "Interest Period" means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "Investment" means, for any Person, (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale), (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of programming or advertising time by such Person in the ordinary course of business, (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person or (d) the entering into of any Hedging Agreement.

         "Lenders" means the Persons listed on Schedule I and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

         "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Markets Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the LIBO Rate with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "License Subsidiary" means any Subsidiary of CCPR that holds a Cellular License or Non-Cellular License, excluding, however, subject to
Section 7.13, the Borrower. On the date hereof, the License Subsidiaries consist of (a) SJCT, (b) CCPR of the Virgin Islands, Inc., a Delaware corporation, (c) CCPR Paging, Inc., a Delaware corporation and (d) USVI Cellular Telephone Corporation, a Delaware corporation.

         "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "Loan Documents" means, collectively, this Agreement, the promissory notes (if any) issued pursuant to Section 2.07(g) and the Security Documents.

         "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

         "Margin Stock" means "margin stock" within the meaning of Regulations T, U and X of the Board.

         "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of CCPR and its Subsidiaries taken as a whole, (b) the ability of any Obligor to perform any of its obligations under this Agreement or any of the other Loan Documents to which it is a party or (c) the rights of or remedies available to the Lenders under this Agreement or any of the other Loan Documents.

         "Maturity Date" means, with respect to each Class of Loans, the Term A Facility Loan Maturity Date, the Term B Facility Loan Maturity Date or the Revolving Credit Facility Maturity Date, as applicable.

         "Minority Owned Person" means a Person in which CCPR or any of its Subsidiaries has made an equity Investment (other than Permitted Investments) which Person, after giving effect to such Investment, is not a Subsidiary of CCPR, provided that the charter documents, shareholders' agreement, partnership agreement or other similar documents of such Person or the Persons controlling such Person shall require that such Person may not, without the prior written consent of CCPR or, if applicable, such Subsidiary making such Investment, do any of the following: (a) take any action authorizing the voluntary dissolution or bankruptcy of such Person;
(b) enter into any merger or consolidation unless such Person is the surviving entity; (c) sell all or substantially all of the assets of such Person; or (d) permit any other fundamental change in the structure or business of such Person.

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgages" means the mortgages, deeds of trust or similar instruments included in the Puerto Rico Collateral Documents, the Virgin Islands Collateral Documents which creates a Lien upon real property and each mortgage, deed of trust or similar instrument with respect to a Lien upon real property executed and delivered pursuant to Section 6.10.

         "MSA" means a "Metropolitan Statistical Area," as such term is defined and modified by the FCC for purposes of cellular licensing.

         "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Available Proceeds" means:

               (i) in the case of any Disposition, the amount of Net Cash Payments received in connection with such Disposition;

               (ii) in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by CCPR or any of its Subsidiaries in respect of such Casualty Event net of (A) reasonable expenses incurred by CCPR or any of its Subsidiaries, as the case may be, in connection therewith and (B) contractually required repayments of Indebtedness, other than the Loans, to the extent secured by a Lien on such property and any income and transfer taxes payable by CCPR or any of its Subsidiaries, as the case may be, in respect of such Casualty Event; and

               (iii) in the case of any Debt Incurrence, the aggregate amount of all cash received by CCPR or any of its Subsidiaries in respect of such Debt Incurrence net of reasonable expenses incurred by CCPR or any such Subsidiary, as the case may be in connection therewith.

         "Net Cash Payments" means, with respect to any Disposition, the aggregate amount of all cash payments, and the fair market value of any non-cash consideration, received by CCPR or any of its Subsidiaries directly or indirectly in connection with such Disposition; provided that
(a) Net Cash Payments shall be net of (i) the amount of any legal, title and recording tax expenses, commissions and other fees and expenses paid by CCPR and its Subsidiaries, as the case may be, in connection with such Disposition and (ii) any Federal, state and local income or other taxes estimated to be payable by CCPR or any of its Subsidiaries, as the case may be, as a result of such Disposition (but only to the extent that such estimated taxes are in fact paid to the relevant Federal, state or local governmental authority within three months of the date of such Disposition) and (b) Net Cash Payments shall be net of any repayments by CCPR or any of its Subsidiaries, as the case may be, of Indebtedness, other than the Loans, to the extent that (i) such Indebtedness is secured by a Lien on the property that is the subject of such Disposition and (ii) the transferee of (or holder of a Lien on) such property requires that such Indebtedness be repaid as a condition to the purchase of such property.

         "Non-Cellular Business" means a Communications Related Business other than the ownership or operation of a Cellular System.

         "Non-Cellular License" means a franchise, permit, license, designation, certificate, consent, approval or other authorization granted or issued by a Governmental Authority with respect to a Non-Cellular Business.

         "Obligor" means the Borrower and each Guarantor.

         "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "Permitted Designee" means (a) a spouse or a child of a Permitted Holder, (b) trusts for the benefit of a Permitted Holder or a spouse or child of a Permitted Holder, (c) in the event of the death or incompetence of a Permitted Holder, his estate, heirs, executor, administrator, committee or other personal representative or (d) any Person so long as a Permitted Holder owns at least 50% of the voting power of all classes of the voting stock of such Person.

         "Permitted Encumbrances" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 6.04;
(b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days or are being contested in compliance with
Section 6.04; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) easements, rights of way, zoning restrictions and other encumbrances on real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; (e) Liens incurred or deposits made in the ordinary course of business to secure the performance of bids, tenders, fee and expense arrangements with trustees and fiscal agents; (f) Liens securing surety, indemnity and performance bonds entered into in the ordinary course of business as to which full reserves are maintained; (g) Liens securing appeal bonds in an amount not to exceed $1,000,000 as to which full reserves are maintained; (h) rights to lessees and sublessees under leases which do not create a security interest so long as such rights do not interfere in any material respect with the business of the Borrower as lessee filed under section 9-408 of the Uniform Commercial Code with respect to a lease which does not create a security interest and substantially similar filings, notices and recordations under applicable local law; (i) Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under clause
(k) of Article VIII and (j) Liens securing the Citibank Personal Property Notes, but only to the extent that the Administrative Agent has not requested the cancellation of such Liens pursuant to Section 5.01(g).

         "Permitted Holders" means George S. Blumenthal, J. Barclay Knapp and their Permitted Designees.

         "Permitted Investments" means any of the following, to the extent owned by CCPR or any of its Subsidiaries free and clear of all Liens (other than inchoate bankers' Liens and Liens securing the obligations of the Obligors under the Loan Documents) and having an original or remaining maturity of not greater than 180 days from the date of issuance or purchase thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States; (b) certificates of deposit of or time deposits with any commercial bank that is a Lender or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States, any State thereof or Puerto Rico and has combined capital and surplus of at least $1,000,000,000; (c) commercial paper issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the then equivalent grade) by S&P; (d) commercial paper in an aggregate amount not exceeding $12,000,000 ( the "Limited Amount") outstanding at any time issued by any corporation organized under the laws of any State of the United States or Puerto Rico and rated at least "Prime-2" (or the then equivalent grade) by Moody's or "A-2" (or the then equivalent grade) by S&P; and (e) repurchase agreements and reverse repurchase agreements (i) which are in an aggregate amount of no more than the Limited Amount outstanding at any time, (ii) which have a term not in excess of one year,
(iii) for which the counterparty is a financial institution which has been elected primary government securities dealers by the Federal Reserve Board or whose securities are rated AA- or better by S&P or Aa3 or better by Moody's or the equivalent rating by any other nationally recognized rating agency and (iv) which relate solely to marketable direct obligations issued or unconditionally guaranteed by the United States of America or an agency or instrumentality thereof.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Preferred Stock" means, with respect to any corporation, capital stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         "Principal Payment Dates" means, with respect to each Class of Loans, the Quarterly Dates falling on or nearest to March 31, June 30, September 30 and December 31 of each year, commencing with September 30, 2001 through and including the Maturity Date for such Class of Loans.

         "Puerto Rico" means the Commonwealth of Puerto Rico, or any State of the United States of America that is a successor thereto.

         "Puerto Rico Collateral Documents" means each mortgage, assignment, security agreement and other document referred to in Schedule XI and each other mortgage, assignment, security agreement or other similar document with respect to property located in Puerto Rico executed and delivered after the date hereof pursuant to Section 6.10.

         "Quarterly Dates" means the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date hereof.

         "Register" has the meaning set forth in Section 10.04.

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Release" means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

         "Required Lenders" means, at any time, Lenders having Revolving Credit Exposures representing more than 50% of the sum of the total Revolving Credit Exposures at such time (the "Required Revolving Credit Lenders"), Term A Facility Lenders having outstanding Term A Facility Loans representing more than 50% of the sum of the total outstanding Term A Facility Loans and unused Term A Facility Loan Commitments at such time (the "Required Term A Facility Lenders"), and Term B Facility Lenders having outstanding Term B Facility Loans representing more than 50% of the sum of the total outstanding Term B Facility Loans and unused Term B Facility Loan Commitments at such time (the "Required Term B Facility Lenders"). The "Required Lenders" of a particular Class of Loans means the Required Revolving Credit Lenders, the Required Term A Facility Lenders and the Required Term B Facility Lenders, as applicable.

         "Reserved Amount" means, with respect to any Disposition, any appropriate amount provided by CCPR or any of its Subsidiaries, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Disposition and retained by CCPR or such Subsidiary, as the case may be, after such Disposition, including pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Disposition, but excluding all amounts deducted in determining the Net Cash Payments arising in connection with such Disposition as provided in the definition of such term in this Section 1.01, all as reflected in a certificate of a senior financial officer of CCPR or such Subsidiary delivered to the Lenders through the Administrative Agent at the time of such Disposition.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of CCPR or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock or any option, warrant or other right to acquire any such shares of capital stock.

         "Revolving Credit Facility Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Revolving Credit Facility Commitment Termination Date and the date of termination of the Revolving Credit Facility Commitments.

         "Revolving Credit Facility Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Credit Facility Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section
2.06 or 2.08(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Revolving Credit Facility Commitment is set forth on Schedule I, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Credit Facility Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Credit Facility Commitments is $25,000,000.

         "Revolving Credit Facility Commitment Termination Date" means the Business Day immediately preceding the date three years after the Effective Date.

         "Revolving Credit Exposure" means, with respect to any Lender at any time, the aggregate outstanding principal amount of such Lender's Revolving Credit Facility Loans at such time.

         "Revolving Credit Facility Loan" means a Loan made pursuant to paragraph (a) of Section 2.01.

         "Revolving Credit Facility Maturity Date" means the Quarterly Date falling on or nearest to June 30, 2005.

         "Revolving Credit Lenders" means a Lender with a Revolving Credit Facility Commitment or, if the Revolving Credit Facility Commitments have terminated or expired, a Lender with Revolving Credit Exposure.

         "RSA" means "Rural Service Area," as such term is used by the FCC for purposes of cellular licensing.

         "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.

         "Security Agreement" means a Security Agreement substantially in the form of Exhibit B between CCPR, the Borrower, the Subsidiary Guarantors and the Administrative Agent.

         "Security Documents" means, collectively, the Security Agreement, the Puerto Rico Collateral Documents, the Virgin Islands Collateral Documents, each guarantee, mortgage, deed of trust, pledge, assignment, security agreement or other agreement executed and delivered pursuant to
Section 6.10, and all Uniform Commercial Code financing statements or other instruments required thereby to be filed or recorded with respect to the security interests in or Lien upon the property created thereto.

         "Senior Leverage Ratio" means, as at any date of determination thereof, the ratio of (a) the sum of (i) all Indebtedness of CCPR and its Subsidiaries as at such date minus (ii) all Subordinated Indebtedness as at such date to (b) EBITDA for the period of four consecutive fiscal quarters ending on or most recently ended prior to such date; provided that in calculating the Senior Leverage Ratio at any date on or before December 31, 1998 EBITDA shall be determined by multiplying EBITDA for the then most-recently ended two consecutive fiscal quarters and multiplying the result by two.

         "Senior Subordinated Notes" means the 10% Senior Subordinated Notes due 2007 issued pursuant to the Senior Subordinated Notes Indenture.

         "Senior Subordinated Notes Indenture" means the Indenture dated as of January 31, 1997 among the Borrower, as issuer, CCPR, as guarantor and Chase, as trustee.

         "SJCT" means San Juan Cellular Telephone Company, a general partnership organized under the laws of the District of Columbia.

         "Spinoff" means the distribution by CoreComm to holders of record of CoreComm common stock, par value $0.01 per share, that is proposed to take place in August, 1998, of one share of common stock, par value $0.01 per share, of CoreComm Limited, a Bermuda company, and as of the date hereof, a Wholly Owned Subsidiary of CoreComm, for each share of CoreComm common stock owned on the record date, all as more particularly described in the preliminary Registration Form 10 of CoreComm Limited filed with the Securities and Exchange Commission on June 10, 1998.

         "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Subordinated Indebtedness" means, collectively, (a) the Senior Subordinated Notes, and (b) other Indebtedness (i) for which CCPR or the Borrower is directly and primarily liable, (ii) in respect of which none of the Subsidiaries of such Obligor (including, if CCPR is the issuer thereof, the Borrower) is contingently or otherwise obligated and (iii) that is subordinated to the obligations of such Obligor hereunder and under the Loan Documents (including, in the case of CCPR, in respect of its Guarantee under Article III) on terms, and pursuant to documentation containing other terms (including interest, amortization, covenants and events of default), in form and substance satisfactory to the Required Lenders.

         "Subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified, "Subsidiary" means a Subsidiary of CCPR. "Wholly Owned Subsidiary" means any such corporation, limited liability company, partnership, association or other entity of which all of such securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are so owned or controlled.

         "Subsidiary Guarantor" means each of the Subsidiaries of CCPR (other than the Borrower, but including all direct or indirect Subsidiaries of the Borrower) identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto and each Subsidiary of CCPR (other than the Borrower) that becomes a "Subsidiary Guarantor" after the date hereof pursuant to Section 6.10(a).

         "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

         "Term A Facility Lender" means a Lender with a Term A Facility Loan Commitment and/or an outstanding Term A Facility Loan.

         "Term A Facility Loan" means a Loan made pursuant to paragraph (b) of Section 2.01.

         "Term A Facility Loan Availability Period" means the period from and including the Effective Date to and including the Quarterly Date falling on or nearest to December 31, 1998.

         "Term A Facility Loan Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Term A Facility Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Term A Facility Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 or 2.08(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Term A Facility Loan Commitment is set forth on Schedule I, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Term A Facility Loan Commitment, as applicable. The initial aggregate amount of the Lenders' Term A Facility Loan Commitments is $50,000,000.

         "Term A Facility Loan Maturity Date" means the Quarterly Date falling on or nearest to June 30, 2005.

         "Term B Facility Lender" means a Lender with a Term B Facility Loan Commitment or an outstanding Term B Facility Loan.

         "Term B Facility Loan" means a Loan made pursuant to paragraph (c) of Section 2.01.

         "Term B Facility Loan Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Term B Facility Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Term B Facility Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 or 2.08(b) and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Term B Facility Loan Commitment is set forth on Schedule I, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Term B Facility Loan Commitment, as applicable. The initial aggregate amount of the Lenders' Term B Facility Loan Commitments is $95,000,000.

         "Term B Facility Loan Maturity Date" means the Quarterly Date falling on or nearest to June 30, 2006.

         "Term Loan Commitments" means, collectively, the Term A Facility Loan Commitments and the Term B Facility Loan Commitments.

         "Term Loans" means, collectively, the Term A Facility Loans, the Term B Facility Loans and (from and after the last day of the Revolving Credit Facility Availability Period) the Revolving Credit Facility Loans.

         "Total Leverage Ratio" means, as at any date of determination thereof, the ratio of (a) Indebtedness of CCPR and its Subsidiaries (determined on a consolidated basis, without duplication, in accordance with GAAP) as at such date to (b) EBITDA for the period of four fiscal quarters ending on or most recently ended prior to such date; provided that in calculating the Total Leverage Ratio at any date on or before December 31, 1998, EBITDA shall be determined by multiplying EBITDA for the then most-recently ended two consecutive fiscal quarters and multiplying the result by two.

         "Transactions" means the execution, delivery and performance by each Obligor of this Agreement and the other Loan Documents to which such Obligor is intended to be a party, the borrowing of Loans and the use of the proceeds thereof.

         "TRB" means the Telecommunications Regulatory Board of Puerto Rico, or any Governmental Authority substituted therefor.

         "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

         "Virgin Islands Collateral Documents" means each mortgage, assignment, security agreement and other document referred to in Schedule XII, and each other mortgage, assignment, security agreement or other similar document with respect to property located in the United States Virgin Islands executed and delivered pursuant to Section 6.10.

         "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         "Working Capital" means, for any Person, Current Assets (other than cash and cash equivalents) less Current Liabilities (other than the current portion of long-term Indebtedness).

SECTION 1.2 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., an "ABR Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., an "ABR Revolving Borrowing").

SECTION 1.3 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) all references herein to Subsidiaries of CCPR shall include the Borrower unless otherwise expressly provided.

SECTION 1.4 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                 ARTICLE II

                                THE CREDITS

SECTION 2.1  The Commitments.
 .
         (a) Revolving Credit Facility Loans. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Credit Facility Loans to the Borrower from time to time during the Revolving Credit Facility Availability Period in an aggregate principal amount that will not result in (i) such Lender's Revolving Credit Exposure exceeding such Lender's Revolving Credit Facility Commitment or (ii) the total Revolving Credit Exposures exceeding the total Revolving Credit Facility Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Credit Facility Loans during the Revolving Credit Facility Availability Period.

         (b) Term A Facility Loans. Subject to the terms and conditions set forth herein, each Lender agrees to make one or more Term A Facility Loans to the Borrower during the Term A Facility Loan Availability Period in a principal amount not exceeding its Term A Facility Loan Commitment. Amounts repaid in respect of Term A Facility Loans may not be reborrowed.

         (c) Term B Facility Loans. Subject to the terms and conditions set forth herein, each Lender agrees to make one or more Term B Facility Loans to the Borrower on the Effective Date in a principal amount equal to its Term B Facility Loan Commitment. Amounts repaid in respect of Term B Facility Loans may not be reborrowed.

         (d) Order of Borrowings. Anything herein to the contrary notwithstanding, no Revolving Credit Facility Loans or Term A Facility Loans shall be made hereunder until at least one Business Day after the Term B Facility Loans shall have been made and the Term B Facility Loan Commitments have been utilized in full. In addition, the aggregate principal amount of Borrowings under paragraph (b) of this Section made during the three Business Day period commencing on the Effective Date shall be at least equal to $25,000,000.

SECTION 2.2 Loans and Borrowings.

         (a) Obligations of Lenders. Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

         (b) Type of Loans. Subject to Section 2.11, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

         (c) Minimum Amounts; Limitation on Number of Borrowings. At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount of $5,000,000 or a larger multiple of $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount equal to $5,000,000 or a larger multiple of $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments of the applicable Class. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of seven Eurodollar Borrowings outstanding.

         (d) Limitations on Lengths of Interest Periods. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert to or continue as a Eurodollar
Borrowing: (i) a Borrowing of any Class of Loans if the Interest Period requested with respect thereto would end after the Maturity Date for such Class of Loans; or (ii) a Loan of any Class of Loans if the Interest Period therefor would commence before and end after any Principal Payment Date for such Class of Loans unless, after giving effect thereto, the aggregate principal amount of the Loans of such Class having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Loans of such Class permitted to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date.

SECTION 2.3 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or
(b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

               (i) whether the requested Borrowing is to be a Revolving Credit Facility Borrowing, Term A Facility Borrowing or Term B Facility Borrowing;

               (ii)  the aggregate amount of the requested Borrowing;

               (iii) the date of such Borrowing, which shall be a Business
   Day;

               (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

               (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

               (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

         If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

SECTION 2.4 Funding of Borrowings.

         (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request.

         (b) Presumption by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

SECTION 2.5 Interest Elections.

         (a) Elections by the Borrower for Borrowings. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

         (b) Notice of Elections. To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower.

         (c) Information in Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

               (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

               (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

               (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

         If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

         (d) Notice by the Administrative Agent to Lenders. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

         (e) Failure to Elect; Events of Default. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.6 Termination and Reduction of the Commitments.

         (a) Scheduled Termination. Unless previously terminated, the Commitments of each Class shall terminate at 5:00 p.m., New York City time, on (i) the Effective Date, in the case of Term B Facility Loan Commitments, or (ii) the last day of the Term A Facility Loan Availability Period, in the case of Term A Facility Loan Commitments, or (iii) the Revolving Credit Facility Commitment Termination Date, in the case of the Revolving Credit Facility Commitments.

         (b) Voluntary Termination or Reduction. The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class pursuant to this Section shall be in an amount that is $1,000,000 or a larger multiple of $1,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Credit Facility Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.08, the total Revolving Credit Exposures would exceed the total Revolving Credit Facility Commitments.

         (c) Notice of Voluntary Termination or Reduction. The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments of any Class under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Credit Facility Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

         (d) Effect of Termination or Reduction. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

SECTION 2.7 Repayment of Loans; Evidence of Debt.

         (a) Repayment. The Borrower hereby unconditionally promises to pay the Loans as follows:

               (i) to the Administrative Agent for the account of the Revolving Credit Lenders the outstanding principal amount of the Revolving Credit Facility Loans outstanding at 5:00 p.m., New York City time, on the Revolving Credit Facility Commitment Termination Date (the "Outstanding Revolving Credit Repayment Amount") on each Principal Payment Date set forth below in the aggregate principal amount equal to the percentage set forth opposite such Principal Payment Date multiplied by the Outstanding Revolving Credit Repayment Amount (subject to adjustment pursuant to paragraph (b) of this Section):

                                                 Percentage of Outstanding
   Principal Payment Date                  Revolving Credit Repayment Amount

   September 30, 2001                                    3.75%
   December 31, 2001                                     3.75%
   March 31, 2002                                        3.75%
   June 30, 2002                                         3.75%
   September 30, 2002                                    5.00%
   December 31, 2002                                     5.00%
   March 31, 2003                                        5.00%
   June 30, 2003                                         5.00%
   September 30, 2003                                    6.25%
   December 31, 2003                                     6.25%
   March 31, 2004                                        6.25%
   June 30, 2004                                         6.25%
   September 30, 2004                                   10.00%
   December 31, 2004                                    10.00%
   March 31, 2005                                       10.00%
   Revolving Credit Facility Maturity Date              10.00%

               (ii) to the Administrative Agent for the account of the Term A Facility Lenders the outstanding principal amount of the Term A Facility Loans outstanding at 5:00 p.m., New York City time, on the last day of the Term A Facility Loan Availability Period (the "Outstanding Facility A Repayment Amount") on each Principal Payment Date set forth below in the aggregate principal amount equal to the percentage set forth opposite such Principal Payment Date multiplied by the Outstanding Facility A Repayment Amount (subject to adjustment pursuant to paragraph
   (b) of this Section):

                                            Percentage of Outstanding
   Principal Payment Date                  Facility A Repayment Amount

   September 30, 2001                                3.75%
   December 31, 2001                                 3.75%
   March 31, 2002                                    3.75%
   June 30, 2002                                     3.75%
   September 30, 2002                                5.00%
   December 31, 2002                                 5.00%
   March 31, 2003                                    5.00%
   June 30, 2003                                     5.00%
   September 30, 2003                                6.25%
   December 31, 2003                                 6.25%
   March 31, 2004                                    6.25%
   June 30, 2004                                     6.25%
   September 30, 2004                               10.00%
   December 31, 2004                                10.00%
   March 31, 2005                                   10.00%
   Term A Facility Loan Maturity Date               10.00%

               (iii) to the Administrative Agent for the account of the Term B Facility Lenders the outstanding principal amount of the Term B Facility Loans on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date (subject to adjustment pursuant to paragraph (b) of this Section):

      Principal Payment Date                        Amount ($)

       September 30, 2001                            250,000
       December 31, 2001                             250,000
       March 31, 2002                                250,000
       June 30, 2002                                 250,000
       September 30, 2002                            250,000
       December 31, 2002                             250,000
       March 31, 2003                                250,000
       June 30, 2003                                 250,000
       September 30, 2003                            250,000
       December 31, 2003                             250,000
       March 31, 2004                                250,000
       June 30, 2004                                 250,000
       September 30, 2004                            250,000
       December 31, 2004                             250,000
       March 31, 2005                                250,000
       June 30, 2005                                 250,000
       September 30, 2005                         20,250,000
       December 31, 2005                          20,250,000
       March 31, 2006                            225,250,000
       Term B Facility Loan Maturity Date         25,250,000

            (b) Adjustment of Amortization Schedule. Any prepayment of a Borrowing of any Class (other than a prepayment of Revolving Credit Facility Loans on or prior to the last day of the Revolving Credit Facility Availability Period) shall be applied to reduce the subsequent scheduled repayments of the Borrowings of such Class to be made pursuant to this Section ratably. To the extent not previously paid, all Loans of each Class shall be due and payable on the Maturity Date for such Class.

            (c) Manner of Payment. Prior to any repayment or prepayment of any Borrowings of any Class hereunder, the Borrower shall select the Borrowing or Borrowings of the applicable Class to be paid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Borrowings of any Class shall be applied to repay any outstanding ABR Borrowings of such Class before any other Borrowings of such Class. If the Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied, first, to pay any outstanding ABR Borrowings of the applicable Class and, second, to other Borrowings of such Class in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first). Each payment of a Borrowing shall be applied ratably to the Loans included in such Borrowing.

            (d) Maintenance of Loan Accounts by Lenders. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

            (e) Maintenance of Loan Accounts by the Administrative Agent. The Administrative Agent shall maintain accounts in which it shall record
(i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

            (f) Effect of Entries. The entries made in the accounts maintained pursuant to paragraph (d) or (e) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

            (g) Promissory Notes. Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.8 Prepayment of Loans.

            (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section. Any prepayment of the Term Loans of either Class pursuant to this paragraph shall be applied (i) among the Classes of Term Loans in accordance with the aggregate amount of the outstanding Term Loans of such Class (if any) and (ii) to the installments thereof in the inverse order of maturity.

            (b) Mandatory Prepayments. The Borrower will prepay the Loans, and/or the Commitments shall be subject to automatic reduction, as follows:

                  (i) Casualty Events. Upon the date 30 days following the receipt by CCPR, or any of its Subsidiaries of the proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event affecting any property of CCPR or any of its Subsidiaries (or upon such earlier date as CCPR or any of its Subsidiaries, as the case may be, shall have determined not to repair or replace the property affected by such Casualty Event), the Borrower shall prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount, if any, equal to 100% of the Net Available Proceeds of such Casualty Event not theretofore applied to the repair or replacement of such property, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (vii) of this paragraph. Nothing in this paragraph shall be deemed to limit any obligation of CCPR or any of its Subsidiaries pursuant to any of the Security Documents to remit to a collateral or similar account maintained by the Administrative Agent pursuant to any of the Security Documents the proceeds of insurance, condemnation award or other compensation received in respect of any Casualty Event and to apply such proceeds as provided therein.

                  (ii) Excess Cash Flow. Not later than the date 90 days after the end of each fiscal year of the Borrower commencing with the fiscal year ending December 31, 1999, the Borrower shall prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to the excess of (A) 50% of Excess Cash Flow for such fiscal year over (B) the aggregate amount of prepayments of Term Loans made during such fiscal year pursuant to paragraph (a) of this Section and, after the payment in full of the Term Loans, the aggregate amount of voluntary reductions of the Revolving Credit Facility Commitments made during such fiscal year pursuant to Section 2.06(b), such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (vii) of this paragraph.

                  (iii) Sale of Assets. Without limiting the obligation of CCPR, or any of its Subsidiaries to obtain the consent of the Required Lenders pursuant to Section 7.03 to any Disposition not otherwise permitted hereunder, in the event that the Net Available Proceeds of any Disposition (herein, the "Current Disposition"), and of all prior Dispositions as to which a prepayment has not yet been made under this paragraph, shall exceed $500,000 then, no later than five Business Days prior to the occurrence of the Current Disposition, the Borrower will deliver to the Lenders a statement, certified by a Financial Officer of the Borrower, in form and substance satisfactory to the Administrative Agent, of the amount of the Net Available Proceeds of the Current Disposition and of all such prior Dispositions and will prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds of the Current Disposition and such prior Dispositions, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (vii) of this paragraph.

            Notwithstanding the foregoing, the Borrower shall not be required to make a prepayment pursuant to this clause (iii) with respect to the Net Available Proceeds from any Disposition (A) in the event that the Borrower advises the Administrative Agent at the time the Net Available Proceeds from such Disposition are received that it intends to reinvest such Net Available Proceeds into replacement assets (and for these purposes the payment of Reserved Amounts arising in connection with any Disposition shall be deemed to be a reinvestment in replacement assets), so long as (i) such Net Available Proceeds are held by the Administrative Agent in the Collateral Account under and as defined in the Security Agreement pending such reinvestment (and in that connection, the Administrative Agent need not release such Net Available Proceeds except upon presentation of evidence satisfactory to it that such Net Available Proceeds are to be so reinvested in compliance with the provisions of this Agreement), (ii) the Net Available Proceeds from any Disposition are in fact so reinvested within six months of such Disposition (it being understood that, in the event said Collateral Account shall hold Net Available Proceeds from more than one Disposition, such Net Available Proceeds shall be deemed to be released in the same order in which such Dispositions occurred and any such Net Available Proceeds so held for more than six months shall be forthwith applied to the prepayment of Loans and reductions of Commitments as provided above) and (iii) the aggregate amount of Net Available Proceeds (together with investment earnings thereon) so held at any time by the Administrative Agent pending reinvestment as contemplated by this sentence shall not exceed $5,000,000, or (B) made pursuant to Section 7.03(b)(i)(C).

            As contemplated by Section 4.01 of the Security Agreement, nothing in this clause (iii) shall be deemed to obligate the Administrative Agent to release any of such proceeds from said Collateral Account to the Borrower for purposes of reinvestment as aforesaid upon the occurrence and during the continuance of any Event of Default.

                  (iv) Debt Incurrence. Upon any Debt Incurrence, the Borrower shall prepay the Loans, and/or the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds thereof, such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (vii) of this paragraph.

                  (v) Term B Facility Loans. Upon the prepayment in full of the principal of and interest on the Revolving Credit Facility Loans and the Term A Facility Loans, and the termination or expiration of the Revolving Credit Facility Commitments and Term A Facility Loan Commitments, the Borrower shall prepay in full the Term B Facility Loans.

                  (vi) Change of Control. Without limiting the provisions of clause (n) of Article VIII, if any "Change of Control" under and as defined in the Senior Subordinated Notes Indenture shall occur, then, concurrently with the occurrence of the event giving rise to such "Change of Control", the Borrower shall prepay the Loans in full and the Commitments shall be automatically reduced to zero.

                  (vii) Application. Prepayments and/or reductions of Commitments pursuant to this paragraph shall be applied as follows:

                  first, ratably among the Classes of Term Loans in accordance with the respective sums at such time of the aggregate amount of the unused Term Loan Commitments of each Class (if any) and the aggregate amount of the outstanding Term Loans of such Class (if any) (and including, at any time following the Revolving Credit Facility Commitment Termination Date, the outstanding Revolving Credit Facility Loans), (A) if such prepayment and/or reduction of the Term Loan Commitments is required to be made before the Term Loan Commitments of any Class have terminated, to reduce the aggregate amount of the Term Loan Commitments of such Class (and to the extent that, after giving effect to such reduction, the aggregate principal amount of the Term Loans of such Class would exceed the Term Loan Commitments of such Class, the Borrower shall prepay the Term Loans of such Class in an aggregate amount equal to such excess), and (B) if such prepayment and/or reduction is required to be made after the Commitments of any Class have terminated, to prepay the Term Loans of such Class, and second, after the payment in full of the Term Loans and the termination of the Term Loan Commitments (if application is made on or prior to the Revolving Credit Facility Commitment Termination Date), to reduce the aggregate amount of the Revolving Credit Facility Commitments (and, to the extent that, after giving effect to such reduction, the total Revolving Credit Exposures would exceed the Revolving Credit Facility Commitments, the Borrower shall prepay Loans in an aggregate amount equal to such excess).

      provided, however, that at any time when Term A Facility Loans and, at any time following the Revolving Credit Facility Commitment Termination Date, the Revolving Credit Facility Loans are outstanding, any Term B Facility Lender may elect, by notice to the Administrative Agent and the Borrower by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Term B Facility Loans required to be made on any date pursuant to this paragraph, in which case the aggregate amount of the prepayment that would have been applied to prepay such Lender's Term B Facility Loans but that is so declined shall be applied to prepay ratably the Term A Facility Loans and, if such prepayment is made at any time following the Revolving Credit Facility Commitment Termination Date, the Revolving Credit Facility Loans (and, in that connection, to enable the election by any Term B Facility Lender under this paragraph, the Borrower agrees to provide the Administrative Agent (which shall promptly notify each Lender) at least five Business Days' prior written notice of any prepayment under this paragraph to be made at a time when any principal of Term B Facility Loans is outstanding).

            Each such prepayment of the Term Loans of any Class (including each such prepayment of Revolving Credit Facility Loans after the Revolving Credit Facility Commitment Termination Date) shall be applied to the installments thereof in the inverse order of maturity.

            (c) Notices, Etc. Except as otherwise required pursuant to the proviso to paragraph (b)(vii) of this Section 2.08, the Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any optional prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Credit Facility Commitments as contemplated by Section 2.06, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with
Section 2.06. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the relevant Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10 and shall be made in the manner specified in Section 2.07(c).

SECTION 2.9  Fees.

            (a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee, which shall accrue at a rate per annum equal to 0.50% on the average daily unused amount of the Revolving Credit Facility Commitment of such Lender during the period from and including the date hereof to but excluding the earlier of the date such Revolving Credit Facility Commitment terminates and the Revolving Credit Facility Commitment Termination Date. The Borrower agrees to pay to the Administrative Agent for the account of each Term A Facility Lender a commitment fee, which shall accrue at a rate per annum equal to 0.50% on the average daily unused amount of the Term A Facility Loan Commitment of such Lender for the period from and including the date hereof to but not including the earlier of the date such Term Loan Commitment terminates and the last day of the Term A Facility Loan Availability Period. Accrued commitment fees shall be payable on each Quarterly Date and on the earlier of the date the relevant Commitment terminates and the Revolving Credit Facility Commitment Termination Date (in the case of the Revolving Credit Facility Commitments) or the last day of the Term A Facility Loan Availability Period (in the case of the Term A Facility Loan Commitments), as the case may be, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (b) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

            (c) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of facility fees, to the Lenders entitled thereto. Fees paid hereunder shall not be refundable under any circumstances.

SECTION 2.10  Interest.

            (a) ABR Loans. The Loans comprising each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

            (b) Eurodollar Loans. The Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

            (c) Default Interest. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration, by mandatory prepayment or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

            (d) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Credit Facility Loans, upon termination of the Revolving Credit Facility Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Credit Facility Loan prior to the Revolving Credit Facility Commitment Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Borrowing prior to the end of the current Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion.

            (e) Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.11 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

            (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

            (b) if such Borrowing is of a particular Class of Loans and the Administrative Agent is advised by the Required Lenders of such Class that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

            then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

SECTION 2.12 Increased Costs.

            (a) Increased Costs Generally. If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

                  (ii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lenders of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

            (b) Capital Requirements. If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

            (c) Certificates from Lenders. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or
(b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

            (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than six months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.13 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default),
(b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable under Section 2.08(c) and is revoked in accordance herewith), or
(d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.16, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of (i) the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period, over (ii) the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

SECTION 2.14  Taxes.

            (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) Payment of Other Taxes by the Borrower. In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

            (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

            (e) Foreign Lenders. Prior to the Effective Date, and from time to time thereafter if requested by the Administrative Agent or the Borrower, any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

SECTION 2.15  Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

            (a) Payments by the Obligors. Each Obligor shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or under Section 2.12, 2.13 or 2.14, or otherwise) or under any other Loan Document (except to the extent otherwise provided therein) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York 10017, c/o The Loan and Agency Services Group as referred to in Section 10.01, except as otherwise expressly provided in the relevant Loan Document, and except that payments pursuant to Sections 2.12, 2.13,
2.14 and 10.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder or under any other Loan Document (except to the extent otherwise provided therein) shall be made in dollars.

            (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

            (c) Pro Rata Treatment. Except to the extent otherwise provided herein: (i) each Borrowing of a particular Class shall be made from the relevant Lenders, each payment of commitment fee under Section 2.09 in respect of Commitments of a particular Class shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class under Section 2.06 shall be applied to the respective Commitments of such Class of the relevant Lenders, pro rata according to the amounts of their respective Commitments of such Class; (ii) each Borrowing of any Class shall be allocated pro rata among the relevant Lenders according to the amounts of their respective Commitments of such Class (in the case of the making of Loans) or their respective Loans of such Class (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Revolving Credit Facility Loans, Term A Facility Loans and Term B Facility Loans by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by them; and (iv) each payment of interest on Revolving Credit Facility Loans, Term A Facility Loans and Term B Facility Loans by the Borrower shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

            (d) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Obligor pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Obligor consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Obligor rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Obligor in the amount of such participation.

            (e) Presumptions of Payment. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

            (f) Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to
Section 2.04(b) or 2.15(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

SECTION 2.16  Mitigation Obligations; Replacement of Lenders.

            (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

            (b) Replacement of Lenders. If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, or if any Lender defaults in its obligation to fund Loans hereunder, then, so long as no Default shall have occurred and be continuing, the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                ARTICLE III

                                 GUARANTEE

SECTION 3.1 The Guarantee. The Guarantors hereby jointly and severally guarantee to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to the Borrower and all other amounts from time to time owing to the Lenders or the Administrative Agent by the Borrower under this Agreement and by any Obligor under any of the other Loan Documents and all obligations of the Borrower and its Subsidiaries to any of the Lenders and their respective Affiliates in respect of any Hedging Agreements, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

SECTION 3.2 Obligations Unconditional. The obligations of the Guarantors under Section 3.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under this Agreement or any other agreement or instrument referred to herein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

                  (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected.

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

SECTION 3.3 Reinstatement. The obligations of the Guarantors under this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

SECTION 3.4 Subrogation. The Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 3.01, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

SECTION 3.5 Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrower under this Agreement may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VIII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 3.01.

SECTION 3.6 Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Article constitutes an instrument for the payment of money and not of collection, and consents and agrees that any Lender or the Administrative Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR
Section 3213.

SECTION 3.7 Continuing Guarantee. The guarantee in this Article is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

SECTION 3.8 Rights of Contribution. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Subsidiary Guarantor of any Guaranteed Obligations, each other Subsidiary Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Subsidiary Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Subsidiary Guarantor to any Excess Funding Guarantor under this Section shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Article and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

            For purposes of this Section, (a) "Excess Funding Guarantor" means, in respect of any Guaranteed Obligations, a Subsidiary Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (b) "Excess Payment" means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (c) "Pro Rata Share" means, for any Subsidiary Guarantor, the ratio (expressed as a percentage) of (A) the amount by which the aggregate present fair saleable value of all properties of such Subsidiary Guarantor (excluding any shares of stock of any other Subsidiary Guarantor) exceeds the amount of all the debts and liabilities of such Subsidiary Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Subsidiary Guarantor hereunder and any obligations of any other Subsidiary Guarantor that have been Guaranteed by such Subsidiary Guarantor) to (B) the amount by which the aggregate fair saleable value of all properties of all of the Subsidiary Guarantors exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Borrower and the Subsidiary Guarantors hereunder and under the other Loan Documents) of all of the Subsidiary Guarantors, determined (x) with respect to any Subsidiary Guarantor that is a party hereto on the Effective Date, as of the Effective Date, and (y) with respect to any other Subsidiary Guarantor, as of the date such Subsidiary Guarantor becomes a Subsidiary Guarantor hereunder.

SECTION 3.9 General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under
Section 3.01 would otherwise, taking into account the provisions of Section 3.08, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                                 ARTICLE IV

                       REPRESENTATIONS AND WARRANTIES

            Each of the Borrower and CCPR represents and warrants to the Lenders that (in each case, as to itself and its Subsidiaries):

SECTION 4.1 Organization; Powers. Each of CCPR and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 4.2 Authorization; Enforceability. The Transactions are within each Obligor's corporate, partnership or limited liability company powers and have been duly authorized by all necessary corporate, partnership or limited liability company action and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by each Obligor and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 4.3 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect and (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of CCPR or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon CCPR or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (d) except for the Liens created pursuant to the Security Documents, will not result in the creation or imposition of any Lien on any asset of CCPR or any of its Subsidiaries.

SECTION 4.4 Financial Condition; No Material Adverse Change; Year 2000
Issues.

            (a) Financial Condition. CCPR and the Borrower have heretofore furnished to the Lenders the following financial statements:

                  (i) the consolidated balance sheet and statements of operations, shareholders' equity and cash flows of CCPR and its Subsidiaries (A) as of and for each of the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, in each case reported on by Ernst & Young LLP, independent public accountants, (B) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 1998, certified by the chief financial officer of CCPR and (C) as of and for the month ended June 30, 1998, certified by the chief financial officer of CCPR;

                  (ii) the consolidated balance sheet and statements of operations, shareholders' equity and cash flows of the Borrower and its Subsidiaries (A) as of and for each of the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, in each case reported on by Ernst & Young LLP, independent public accountants, (B) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 1998, certified by the chief financial officer of the Borrower and (C) as of and for the month ended June 30, 1998, certified by the chief financial officer of the Borrower; and

                  (iii) the pro forma consolidated balance sheet of the Borrower and its Subsidiaries as at June 30, 1998, after giving effect to the incurrence of the Transactions contemplated hereby and all Indebtedness and obligations being incurred in connection herewith and the use of the proceeds thereof, is complete and correct and presents fairly the consolidated pro forma financial condition of the Borrower and its Subsidiaries as at such date.

            The financial statements referred to in clauses (i) and (ii) of the first sentence of this paragraph present fairly, in all material respects, the financial position and results of operations and cash flows of CCPR and the Borrower and their respective Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clauses (i)(B)and (C) and (ii)(B) and (C) of such first sentence. Neither CCPR nor any of its Subsidiaries (nor the Borrower or any of its Subsidiaries, as the case may be) has, on the date hereof, any material contingent liabilities, liabilities for taxes, long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transactions, or any unrealized or anticipated losses from any unfavorable commitments, which are not reflected in the foregoing statements or in the notes thereto.

            (b) No Material Adverse Change. Since December 31, 1997, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of CCPR and its Subsidiaries, taken as a whole.

            (c) Year 2000 Issues. Any reprogramming or replacement systems and equipment (including the testing thereof) required to permit the proper functioning, in and following the year 2000, of (i) the computer systems of CCPR and its Subsidiaries and (ii) any equipment containing embedded microchips used in the operations of CCPR and its Subsidiaries (including systems and equipment supplied by others to CCPR and its Subsidiaries, and, to the best knowledge of CCPR, systems and equipment with which the systems of CCPR and its Subsidiaries directly interface), will be completed by June 30, 1999. The term "directly interface" as used in this Section shall mean such systems and equipment of others without which the systems and equipment of CCPR and its Subsidiaries could not properly function. The cost to CCPR and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of the year 2000 to CCPR and its Subsidiaries (including reprogramming errors and the failure of others' systems or equipment) could not reasonably be expected to result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of CCPR and its Subsidiaries are, with ordinary course upgrading, maintenance and replacement, reasonably expected to continue for the term of this Agreement to be, sufficient to permit CCPR and its Subsidiaries to conduct its business without a Material Adverse Effect.

SECTION 4.5  Properties.

            (a) Property Generally. Each of CCPR and its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, subject only to Liens permitted by
Section 7.02 and except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

            (b) Intellectual Property. Each of CCPR and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by CCPR and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 4.6  Litigation.

            (a) Actions, Suits and Proceedings. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of CCPR, threatened against or affecting CCPR or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the matters disclosed in Schedule V) or (ii) that involve this Agreement or the Transactions. Neither CCPR nor any of its Subsidiaries is the subject of any outstanding citation, order or investigation by any Cellular Authority that could reasonably be expected to result in a Material Adverse Effect, and no such citation, order or investigation (excluding any rule making proceeding of general applicability), to the knowledge of CCPR or any of its Subsidiaries, is contemplated by any Cellular Authority.

            (b) Disclosed Matters. Since the date of this Agreement, there has been no change in the status of the matters disclosed in Schedule V that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

SECTION 4.7 Environmental Matters. Each of CCPR and its Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization could not reasonably be expected to result in a Material Adverse Effect. Each of such permits, licenses and authorizations is in full force and effect and each of CCPR and its Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other currently applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith could not reasonably be expected to result in a Material Adverse Effect.

            In addition, except as set forth in Schedule VI:

            (a) No Pending Environmental Matters. No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by CCPR or any of its Subsidiaries to have any environmental, health or safety permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of CCPR or any of its Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials generated by CCPR or any of its Subsidiaries.

            (b) No Permits Required; Certain Specific Representations. Neither CCPR nor any of its Subsidiaries owns, operates or leases a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act of 1976, as amended, or under any comparable state or local statute; and

                  (i) no polychlorinated biphenyls (PCB's) are or have been present at any site or facility now or previously owned, operated or leased by CCPR or any of its Subsidiaries;

                  (ii) no asbestos or asbestos-containing materials is or has been present at any site or facility now or previously owned, operated or leased by CCPR or any of its Subsidiaries;

                  (iii) there are no underground storage tanks or surface impoundments for Hazardous Materials, active or abandoned, at any site or facility now or previously owned, operated or leased by CCPR or any of its Subsidiaries;

                  (iv) no Hazardous Materials have been Released at, on or under any site or facility now or previously owned, operated or leased by CCPR or any of its Subsidiaries in a reportable quantity established by statute, ordinance, rule, regulation or order; and

                  (v) no Hazardous Materials have been otherwise Released at, on or under any site or facility now or previously owned, operated or leased by CCPR or any of its Subsidiaries that could not reasonably be expected to result in a Material Adverse Effect.

            (c) No Hazardous Material Transported to NPL Sites. Neither CCPR nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Material to any location that is listed on the National Priorities List ("NPL") under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for possible inclusion on the NPL by the Environmental Protection Agency in the Comprehensive Environmental Response and Liability Information System, as provided for by 40 C.F.R. ss. 300.5 ("CERCLIS"), or on any similar state or local list or that is the subject of Federal, state or local enforcement actions or other investigations that may lead to Environmental Claims against CCPR or any of its Subsidiaries.

            (d) No Other Locations. No Hazardous Material generated by CCPR or any of its Subsidiaries has been recycled, treated, stored, disposed of or Released by CCPR or any of its Subsidiaries at any location other than those listed in Schedule VI.

            (e) No Notifications or Listings. No oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of the Borrower or any of its Subsidiaries and no site or facility now or previously owned, operated or leased by CCPR or any of its Subsidiaries is listed or proposed for listing on the NPL, CERCLIS or any similar state list of sites requiring investigation or clean-up.

            (f) No Liens or Restrictions. No Liens have arisen under or pursuant to any Environmental Laws on any site or facility owned, operated or leased by CCPR or any of its Subsidiaries, and no government action has been taken or is in process that could subject any such site or facility to such Liens and neither CCPR nor any of its Subsidiaries would be required to place any notice or restriction relating to the presence of Hazardous Materials at any site or facility owned by it in any deed to the real property on which such site or facility is located.

            (g) Full Disclosure. All environmental investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of CCPR or any of its Subsidiaries in relation to facts, circumstances or conditions at or affecting any site or facility now or previously owned, operated or leased by CCPR or any of its Subsidiaries and that could reasonably be expected to result in a Material Adverse Effect have been made available to the Lenders.

SECTION 4.8 Compliance with Laws and Agreements. Each of CCPR and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

SECTION 4.9 Investment and Holding Company Status. Neither CCPR nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

SECTION 4.10. Taxes. Each of CCPR and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

SECTION 4.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability has been incurred or is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $1,000,000 the fair market value of the assets of all such underfunded Plans.

SECTION 4.11 Disclosure. The Borrower and CCPR have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information, including the Confidential Information Memorandum dated June 1998 with respect to the credit facilities provided for in this Agreement, taken as a whole furnished by or on behalf of the Obligors to the Lender in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower and CCPR represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

SECTION 4.12 Use of Credit. Neither CCPR nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock.

SECTION 4.13 Debt Agreements and Liens.

            (a) Debt Agreements. Schedule II is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, CCPR or any of its Subsidiaries outstanding on the date hereof, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Schedule II.

            (b) Liens. Schedule III is a complete and correct list of each Lien securing Indebtedness of any Person outstanding on the date hereof and covering any property of CCPR or any of its Subsidiaries, other than the Liens securing the Citibank Personal Property Notes, and the aggregate Indebtedness secured (or that may be secured) by each such Lien and the property covered by each such Lien is correctly described in Schedule III.

SECTION 4.14  Capitalization.

            (a) Capitalization of CCPR. The authorized capital stock of CCPR consists, on the date hereof, of an aggregate of 1,000 shares consisting of common stock, par value $0.01 per share, of which 1,000 shares are duly and validly issued and outstanding (and none of such shares are held in treasury), each of which shares is fully paid and nonassessable. As of the date hereof, all of such issued and outstanding shares of common stock are owned beneficially and of record by CoreComm. As of the date hereof, (x) there are no outstanding Equity Rights with respect to CCPR and (y) there are no outstanding obligations of CCPR or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of capital stock of CCPR nor are there any outstanding obligations of CCPR or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of CCPR or any of its Subsidiaries.

            (b) Capitalization of the Borrower. The authorized capital stock of the Borrower consists, on the date hereof, of an aggregate of 1,500 shares of common stock, par value $1.00 per share, of which 1,400 shares are duly and validly issued and outstanding (and 100 of which shares are held in treasury), each of which shares is fully paid and nonassessable. As of the date hereof all of such issued and outstanding shares of common stock are owned beneficially and of record by CCPR. As of the date hereof, (x) there are no outstanding Equity Rights with respect to the Borrower and (y) there are no outstanding obligations of CCPR or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of capital stock of the Borrower nor are there any outstanding obligations of CCPR or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Borrower or any of its Subsidiaries.

SECTION 4.15 Subsidiaries and Investments.

            (a) Subsidiaries. Set forth in Schedule VII is a complete and correct list of all of the Subsidiaries of CCPR (including all Subsidiaries of the Borrower) as of the date hereof, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Schedule VII, (x) each of CCPR and its Subsidiaries owns, free and clear of Liens (other than Liens created pursuant to the Security Documents), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Schedule VII, (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person.

            (b) Investments. Set forth in Schedule VIII is a complete and correct list of all Investments (other than Investments disclosed in Schedule VII and other than Investments of the types referred to in clauses
(b) through (g), inclusive, or clause (j) of Section 7.04) held by CCPR or any of its Subsidiaries in any Person on the date hereof and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in
Schedule VIII, each of CCPR and its Subsidiaries owns, free and clear of all Liens (other than Liens created pursuant to the Security Documents), all such Investments.

            (c) Restrictions on Subsidiaries. None of the Subsidiaries of CCPR is, on the date hereof, subject to any indenture, agreement, instrument or other arrangement of the type prohibited under Section 7.07.

SECTION 4.16 Real Property. Set forth on Schedule X is a list, as of the date hereof, of all of the real property interests (including leasehold interests) held by CCPR and its Subsidiaries, indicating in each case whether the respective property is owned or leased, the identity of the owner or lessee and the location of the respective property.

SECTION 4.17 Communications Matters.

            (a) Part A of Schedule IX sets forth a complete and correct list, as of the date hereof, of (i) each Cellular Licensee in which CCPR or any of its Subsidiaries has any direct or indirect ownership interest, (ii) each MSA or RSA such Cellular Licensee is authorized to serve by the FCC,
(iii) the name of such entity that owns any such interest, (iv) the form, class and percentage ownership and voting interest of each therein, (v) the population of each MSA or RSA authorized to be served by each such Cellular Licensee according to the Census Data, (vi) each existing agreement for the acquisition of any additional ownership interest of a Cellular Licensee or the disposition thereof and whether the consent or approval thereof by one or more Cellular Authorities is necessary and, if so, (A) the name of each Cellular Authority whose consent and approval is required, (B) whether such consents and approvals have been obtained, and (C) whether the orders granting such consents and approvals are Final Orders, (vii) the percentage of all outstanding ownership interest of Cellular Licensees owned or subject to any agreement to purchase or sell or any option, put or call to which CCPR or any of its Subsidiaries is a party and (viii) all rights of first refusal, options and other such rights or obligations in existence (including entitlements to acquire additional ownership interests and supermajority provisions) which may affect the ownership interests (or diminish the rights associated therewith) of CCPR or any of its Subsidiaries in any such Cellular Licensee or other Person.

            (b) Part B of Schedule IX correctly lists, as of the date hereof, each Cellular License granted or issued by any Cellular Authority to CCPR or any of its Subsidiaries, the Cellular Authority granting or issuing such Cellular License, and the geographic area to which such Cellular License relates and the expiration date thereof, if any.

            (c) Each of CCPR and its Subsidiaries, have duly obtained the respective Cellular License, easement, equipment rental, interconnection agreement, and other contractual rights necessary for the conduct of the business as now conducted of each Cellular System in which it has any direct or indirect ownership interest and is in compliance with all material terms and conditions therewith. To the knowledge of CCPR and the Borrower, no event has occurred that would prevent CCPR or any of its Subsidiaries from obtaining any Cellular License, easement, equipment rental, interconnection agreement, or other contractual right necessary for the future conduct of the business of each Cellular System in which it has any such interest, as now contemplated. Each such Cellular License is valid and in full force and effect, and each of CCPR and its Subsidiaries have fulfilled and performed all of its material obligations with respect thereto and has no reason to believe and no knowledge that any such Cellular License will not be renewed in the ordinary course. Neither CCPR nor the Borrower knows of any fact which (i) could result in CCPR or any of its Subsidiaries being found unqualified to hold, or which permits (or after notice or lapse of time or both would permit) the failure to grant, revocation or termination of, any Cellular License, or the denial of an application for the grant or renewal thereof or (ii) could materially and adversely affect any right of CCPR or any of its Subsidiaries thereunder.

            (d) Each of CCPR and its Subsidiaries have paid all franchise, license or other fees and charges which have become due pursuant to any Cellular License in respect of any of its Cellular Systems and has made adequate provisions for any such fees and charges which have accrued.

            (e) All of the material properties, equipment and systems of CCPR and its Subsidiaries are, and all material properties, equipment and systems to be added in connection with any system expansion or construction will be, in good repair, working order and condition and are and will be in material compliance with all applicable Cellular Licenses (including all FCC Licenses) and all standards and rules imposed by any Cellular Authority.

            (f) Neither the Administrative Agent nor any Lender will, by reason of the execution, delivery and performance (other than the enforcement of remedies) of any of the Loan Documents, be subject to the regulation or control of either the FCC or any other Cellular Authority, except to the extent that the Administrative Agent shall be required in accordance with the requirements of Section 22.937(f) of the FCC's rules, or any successor provision thereto, to notify the Borrower and the FCC in writing at least 10 days prior to the date on which the Administrative Agent repossesses any equipment pursuant to any Security Document by foreclosing on, or otherwise disposing of, any collateral.

            (g) Part C of Schedule IX sets forth a completed and correct list, as of the date hereof, of (i) each Person engaged in whole or in part in any Non-Cellular Business in which CCPR or any of its Subsidiaries has any direct or indirect ownership interest, (ii) the nature of such Non-Cellular Business, (iii) each area which such Person is authorized to serve by the FCC or any other Governmental Authority, (iv) the name of such entity that owns any such interest, (v) the form, class and percentage ownership and voting interest of each therein and (vi) each Non-Cellular License granted or issued by the FCC or any other Governmental Authority, the authority which granted or issued such Non-Cellular License, the geographic area to which it relates and the expiration date thereof. Each such entity has duly obtained the respective Non-Cellular License and other governmental and contractual rights necessary to own, control, construct, operate and otherwise conduct the applicable Non-Cellular Business except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect and is in compliance with all terms and conditions thereof except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. Each such Non-Cellular License is valid and in full force and effect, and each such entity has fulfilled and performed all of its obligations with respect thereto except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect and has no reason to believe and no knowledge that any such Non-Cellular License will not be renewed in the ordinary course except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. Neither CCPR nor the Borrower knows of any fact which could result in CCPR or any of its Subsidiaries being found unqualified to hold, or which permits (or after notice or lapse of time or both would permit) the failure to grant, revocation or termination of, any Non-Cellular License, or the denial of an application for the grant or renewal thereof except where such finding, failure to grant, revocation, termination or denial could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Administrative Agent nor any Lender will, by reason of the execution, delivery and performance (other than the enforcement of remedies) of any of the Loan Documents, be subject to the regulation or control of either the FCC or any other Governmental Authority that has granted or issued a Non-Cellular License.

SECTION 4.18 Solvency. As of the Effective Date and after giving effect to the initial Loan hereunder and to the other transactions contemplated hereby (including, without limitation, the consummation of the Spinoff),
(a) the aggregate value of all properties of each of CCPR and the Borrower and their respective Subsidiaries at their present fair saleable value (i.e., the amount that may be realized within a reasonable time, considered to be six months to one year, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of each of CCPR and the Borrower and their respective Subsidiaries, (b) each of CCPR and the Borrower and their respective Subsidiaries will not, on a consolidated basis, have an unreasonably small capital with which to conduct their business operations as heretofore conducted and (c) each of CCPR and the Borrower and their respective Subsidiaries will have, on a consolidated basis, sufficient cash flow to enable them to pay their debts as they mature.

SECTION 4.19 Labor Matters. There are no strikes or other labor disputes against CCPR or any of its Subsidiaries pending or, to the knowledge of CCPR or the Borrower, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of CCPR and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law, regulation or order of any Governmental Authority dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from CCPR or any of its Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of CCPR or the relevant Subsidiary.

SECTION 4.20 No Burdensome Restrictions. Neither CCPR nor any of its Subsidiaries is a party to any agreement or other contractual arrangement imposing burdensome requirements upon CCPR or any of its Subsidiaries that, taking into account the benefits of such agreement or other arrangement to CCPR or such Subsidiary, could reasonably be expected to result in a Material Adverse Effect.

                                 ARTICLE V

                                 CONDITIONS

SECTION 5.1 Effective Date. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which the Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance (or such condition shall have been waived in accordance with Section 10.02):

            (a) Executed Counterparts. From each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.

            (b) Opinions of Counsel to the Obligors. Favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of:


                  (i) Richard Lubasch, General Counsel of CCPR and the Borrower substantially in the form of Exhibit D-1;

                  (ii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Obligors, substantially in the form of Exhibit D-2;

                  (iii) Skadden, Arps, Slate, Meagher & Flom LLP, special FCC counsel to the Obligors, substantially in the form of Exhibit D-3;

                  (iv) Pietrantoni Mendez & Alvarez, special Puerto Rico counsel to the Obligors, substantially in the form of Exhibit D-4; and

                  (v) Birch, de Jongh, Hindels & Hall, special U.S. Virgin Islands counsel to the Obligors, substantially in the form of Exhibit D-5,

and in each case covering such other matters relating to the Borrower, this Agreement or the Transactions as the Administrative Agent shall reasonably request (and each Obligor hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).

            (c) Opinion of Special New York Counsel to Chase. An opinion, dated the Effective Date, of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, substantially in the form of Exhibit E, and of such Puerto Rico or United States Virgin Islands counsel to Chase as the Administrative Agent shall reasonably request (and Chase hereby instructs such counsel to deliver such opinion to the Lenders).

            (d) Corporate Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Obligor, the authorization of the Transactions and any other legal matters relating to the Obligors, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

            (e) Officer's Certificate. A certificate, dated the Effective Date and signed by the chief financial officer of CCPR and the Borrower, confirming compliance with the conditions set forth in the lettered clauses of the first sentence of Section 5.02 and setting forth in reasonable detail the calculations demonstrating compliance with clauses (c) and (d) thereof.

            (f) Security Agreement. The Security Agreement, duly executed and delivered by each Obligor and the Administrative Agent and the stock certificates identified under the name of such Obligor in Annex 1 thereto, in each case accompanied by undated stock powers executed in blank. In addition, each Obligor shall have taken such other action (including delivering to the Administrative Agent, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Administrative Agent shall have requested in order to perfect the security interests created pursuant to the Security Agreement.

            (g) Puerto Rico Collateral Documents. Each of the Puerto Rico Collateral Documents, duly executed and delivered by each of the parties thereto, in proper form for recording or filing in the relevant recording or filing office(s), together with evidence of payment of all required stamp and recording fees, taxes and all other expenses relating to the recordation and/or filing thereof and evidence that all other action that the Administrative Agent shall have requested in order to perfect and protect the Liens created by the Puerto Rico Collateral Documents has been taken (in the case of real property interests, to the extent required by Section 6.10(c)). In connection with the foregoing, the Borrower will deliver to the Administrative Agent a duly executed instrument in proper form of recording to cancel any Factor's Lien or Statement of Accounts Receivable in favor of Citibank, N.A. together with evidence of payment of all required internal revenue stamps. With regards to the Citibank Personal Property Notes, the Borrower shall deliver on the Effective Date such notes to the Administrative Agent duly and properly canceled and recordable instruments of cancellation for each one of the personal property mortgages securing such notes. The Borrower at the request of the Administrative Agent at any time after the date hereof, shall pay forthwith to the Administrative Agent all required stamps, vouchers and recording fees, taxes and all other expenses (including reasonable attorney's fees) relating to the recordation and/or filing of such cancellation instruments.

            (h) Virgin Islands Collateral Documents. Each of the Virgin Islands Collateral Documents, duly executed and delivered by each of the parties thereto, in proper form for recording or filing in the relevant recording or filing office, together with evidence of payment of all required stamp and recording fees, taxes and all other expenses relating to the recordation and/or filing thereof and evidence that all other action that the Administrative Agent shall have requested in order to perfect and protect the Liens created by the Virgin Islands Collateral Documents has been taken (in the case of real property interests, to the extent required by Section 6.10(c)). For purposes hereof, the parties agree that the value of the real property to be covered by the Mortgage constituting one of the Virgin Islands Collateral Documents (and to be specified in such Mortgage) is $109,250.

            (i) Insurance. Certificates of insurance evidencing the existence of all insurance required to be maintained by the Borrower pursuant to Section 6.06 and the designation of the Administrative Agent as the loss payee or additional named insured, as the case may be, thereunder to the extent required by Section 6.06, such certificates to be in such form and contain such information as is specified in Section 6.06. In addition, the Borrower shall have delivered a certificate of a Financial Officer of the Borrower setting forth the insurance obtained by it in accordance with the requirements of Section 6.06 and stating that such insurance is in full force and effect and that all premiums then due and payable thereon have been paid.

            (j) Solvency Analysis. Analyses in form and substance satisfactory to the Administrative Agent from a firm of independent solvency analysts of nationally recognized standing reasonably satisfactory to the Administrative Agent and, to the effect that, as of the Effective Date and after giving effect to the initial Loans hereunder, the Spinoff and the other transactions contemplated hereby, (i) the aggregate value of all properties of CCPR and its Subsidiaries, in each case at their present fair saleable value (i.e., the amount that may be realized within a reasonable time, considered to be six months to one year, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceed the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of CCPR and its Subsidiaries, (ii) CCPR and its Subsidiaries will not, on a consolidated basis, have an unreasonably small capital with which to conduct their respective business operations as heretofore conducted and (iii) CCPR and its Subsidiaries will have, on a consolidated basis, sufficient cash flow to enable them to pay their debts as they mature.

            (k) Lien Searches. The results of a recent search, by a Person satisfactory to the Administrative Agent, of Uniform Commercial Code, judgment and tax lien filings in each relevant jurisdiction where property of the Obligors is located, and the results of such search shall reveal no Liens on any of the property of the Obligors except for those permitted under Section 7.02 or Liens to be discharged on or prior to the Effective Date pursuant to documentation satisfactory to the Administrative Agent.

            (l) Approvals. Evidence that all consents, authorizations, permits and other approvals from any Governmental Authority or third party necessary or, in the discretion of the Administrative Agent, advisable in connection with the Transactions and the continuing operations of CCPR and its Subsidiaries and in connection with the carrying out of the present or proposed business activities of CoreComm Limited (including all Cellular Licenses and Non-Cellular Licenses) shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Transactions.

            (m) SJCT Indebtedness. Evidence that all Indebtedness of SJCT shall have been repaid in full from the proceeds of the Loans hereunder (with SJCT having been released from all liability in respect thereof).

            (n) Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to Chase may reasonably request.

            The obligation of any Lender to make its initial Loan hereunder is also subject to the payment by the Borrower and CCPR of such fees as the Borrower and CCPR shall have agreed to pay to any Lender or the Administrative Agent in connection herewith, including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the Loans hereunder (to the extent that statements for such fees and expenses have been delivered to the Borrower).

            The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) on or prior to 3:00 p.m., New York City time, on August 14, 1998 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

SECTION 5.2 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

            (a) the representations and warranties of the Borrower and CCPR set forth in this Agreement, and of each Obligor in each of the other Loan Documents to which it is a party, shall be true and correct on and as of the date of such Borrowing (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

            (b) at the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing;

            (c) at the time of and immediately after giving effect to such Borrowing (and the use of proceeds thereof), the Borrower and CCPR shall be in compliance with the terms and conditions of the Senior Subordinated Notes Indenture (including Sections 4.05 and 4.07 thereof); and

            (d) if all or any portion of the proceeds of such Borrowing shall be used to make Restricted Payments permitted under Sections 7.05(b) and (c), after giving effect to such Borrowing and such use of proceeds, CCPR and the Borrower shall be in compliance with (i) Section 7.09, calculated on a pro forma basis as if such Borrowing had been made on the first day of the relevant period and (ii) at least $15,000,000 of the Revolving Credit Facility Commitments shall remain unutilized, and, in the case of clauses (c) and (d) above, the Administrative Agent shall have received, at least five Business Days prior to the date of such Borrowing, a certificate of the chief financial officer of both CCPR and the Borrower as to the matters set forth therein and demonstrating in reasonable detail compliance therewith. Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in the preceding sentence.

                                 ARTICLE VI

                           AFFIRMATIVE COVENANTS

            Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, each of the Borrower and CCPR (in each case, as to itself and its Subsidiaries) covenants and agrees with the Lenders that:

SECTION 6.1 Financial Statements and Other Information. The Borrower and CCPR will furnish to the Administrative Agent and each Lender:

            (a) within 90 days after the end of each fiscal year of the Borrower and CCPR, the audited consolidated balance sheet and related statements of operations, shareholders' equity and cash flows of the Borrower and its Subsidiaries and, separately stated, of CCPR and its Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries and of CCPR and its Subsidiaries, as the case may be, on a consolidated basis in accordance with GAAP consistently applied;

            (b) within 45 days after the end of each fiscal quarter in each fiscal year of the Borrower and CCPR, the unaudited consolidated balance sheet and related statements of operations, shareholders' equity and cash flows of the Borrower and its Subsidiaries and, separately stated, of CCPR and its Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by the chief financial officer, vice president of finance or treasurer of the Borrower (or of CCPR, as the case may be) as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries and of CCPR and its Subsidiaries, as the case may be, on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

            (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate of the chief financial officer, vice president of finance or treasurer of both the Borrower and CCPR (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken by the Borrower or CCPR, as the case may be, with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.01, 7.05 and 7.09 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in
Section 4.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

            (d) concurrently with any delivery of financial statements under clause (a) of this Section, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

            (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by CCPR or any of its Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower or CCPR to its shareholders generally or to holders of Subordinated Indebtedness generally, as the case may be;

            (f) promptly upon their becoming available, copies of any and all periodic or special reports filed by CCPR or any of its Subsidiaries with any Governmental Authority, if such reports indicate any material adverse change in the business, operations, affairs or condition of CCPR or the Borrower or if copies thereof are requested by any Lender or the Administrative Agent, and copies of any and all material notices and other material communications from the any Governmental Authority with respect to CCPR or any of its Subsidiaries or any Cellular License or Non-Cellular License; and

            (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of CCPR or any of its Subsidiaries, or compliance with the terms of this Agreement and the other Loan Documents, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.

SECTION 6.2 Notices of Material Events. The Borrower and CCPR will furnish to the Administrative Agent and each Lender prompt written notice of the following:

            (a)   the occurrence of any Default;

            (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting CCPR or any of its Subsidiaries or Affiliates that, if adversely determined, could reasonably be expected to result in liability of CCPR and its Subsidiaries in an aggregate amount exceeding $1,000,000;

            (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of CCPR and its Subsidiaries in an aggregate amount exceeding $1,000,000;

            (d) the assertion of any Environmental Claim by any Person against, or with respect to the activities of, CCPR or any of its Subsidiaries and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any Environmental Claim or alleged violation that, if adversely determined, would not (either individually or in the aggregate) result in liability of CCPR and its Subsidiaries in an aggregate amount exceeding $1,000,000;

            (e) any notice received by CCPR or any of its Subsidiaries from any Cellular Authority which could have a material adverse effect on the ownership, control, construction or operation of any Cellular System of CCPR or any of its Subsidiaries or relates to any Loan Document or any other transaction contemplated hereby or thereby, including but not limited to any notice of (i) any proposed or actual lapse, termination, relinquishment, abandonment, revocation or materially adverse modification of any Cellular License, (ii) any dismissal, denial, designation for hearing, or grant with materially adverse condition, of any application for any Cellular License relating to any Cellular System in which CCPR or any of its Subsidiaries has any direct or indirect ownership interest, (iii) any actual or threatened dispute with respect to any such Cellular License,
(iv) any actual or threatened failure by any Cellular Authority to grant, renew or extend any such Cellular License for the usual period thereof, (v) any imposition by any Cellular Authority on CCPR or any of its Subsidiaries of any fine or penalty or forfeiture and (vi) any complaint or other matter filed with or communicated to the FCC or any other Cellular Authority of which CCPR or the Borrower has knowledge and which could have a material adverse effect upon the grant, renewal or extension of any such Cellular License, including but not limited to any citation, order to show cause, notice of protest or reconsideration or other legal process or order affecting directly any such Cellular License or directing CCPR or any of its Subsidiaries to become a party to or to appear at any proceeding or hearing by or before any Cellular Authority which, if adversely determined, might be, either individually or in the aggregate, materially adverse to CCPR or any of its Subsidiaries, and include with such notice a copy of such notice, citation, process, order or protest;

            (f) any notice received or given by CCPR or the Borrower as to a default under or with respect to any Subordinated Indebtedness; and

            (g) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

            Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower or CCPR, as the case may be, setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken by the Borrower or CCPR, as the case may be, with respect thereto.

SECTION 6.3 Existence; Conduct of Business. CCPR will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.03(a).

SECTION 6.4 Payment of Obligations. CCPR will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could reasonably be expected to result in a Material Adverse Effect prior to the date on which penalties attach thereto, except where
(a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) CCPR or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and
(c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.5 Maintenance of Properties. CCPR will, and will cause each of its Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

SECTION 6.6 Insurance. CCPR will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, provided that CCPR will in any event maintain (with respect to itself and each of its Subsidiaries) casualty insurance and insurance against claims for damages with respect to defamation, libel, slander, privacy or other similar injury to person or reputation, in such amounts as are then customary for Persons engaged in the same or similar business similarly situated, and shall designate the Administrative Agent as loss payee with respect to any such casualty insurance covering tangible property.

            CCPR will in any event maintain (with respect to itself and each of its Subsidiaries) insurance against loss of operating income (up to an aggregate amount equal to $36,000,000 and subject to a deductible, or self-insured amount, not in excess of $350,000) by reason of any peril affecting the network equipment (which shall include, collectively, fire, lightning, flood, windstorm, hail, earthquake, explosion, riot and civil commotion, vandalism and malicious mischief, damage from aircraft, vehicles and smoke and all other perils covered by the "all-risk" endorsement then in use in the jurisdictions where the properties of CCPR and its Subsidiaries are located).

            CCPR will advise the Administrative Agent promptly of any cancellation, reduction or amendment of any insurance required to be carried pursuant to this Section and, in the event CCPR shall fail to maintain in full force and effect insurance as required by the foregoing provisions of this Section, then the Administrative Agent may, but shall have no obligation so to do, procure insurance covering the interests of the Lenders and the Administrative Agent in such amounts and against such risks as the Administrative Agent (or the Required Lenders) shall reasonably deem appropriate, and CCPR shall reimburse the Administrative Agent in respect of any commercially reasonable premiums paid by the Administrative Agent in respect thereof.

SECTION 6.7 Books and Records; Inspection Rights. CCPR will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. CCPR will, and will cause each of its Subsidiaries to maintain billing, accounting and software systems as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. CCPR will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

SECTION 6.8 Compliance with Laws. CCPR will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.9 Use of Proceeds. The proceeds of the Loans will be used only to finance general corporate purposes of the Borrower, to enable additional Investments by the Borrower in SJCT as permitted under Section 7.04(h), to make Restricted Payments as permitted under Section 7.05(b), to repay all Indebtedness of SJCT and to pay fees and expenses in connection with the negotiation, execution and delivery of this Agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

SECTION 6.10 Certain Obligations Respecting Subsidiaries and Collateral.

            (a) Subsidiary Guarantors. CCPR will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Subsidiaries of CCPR (other than the Borrower and other than Foreign Subsidiaries) are "Subsidiary Guarantors" hereunder. Without limiting the generality of the foregoing, in the event that CCPR or any of its Subsidiaries shall form or acquire any new Subsidiary after the date hereof, CCPR and its Subsidiaries will cause such new Subsidiary to:

                  (i) become a "Subsidiary Guarantor" hereunder, and an "Obligor" under the Security Agreement pursuant to a Guarantee Assumption
      Agreement;

                  (ii) cause such Subsidiary to take such action (including delivering such shares of stock, executing and delivering such Uniform Commercial Code financing statements and executing and delivering mortgages or deeds of trust covering the real property and fixtures owned or leased as shall be necessary to create and perfect valid and enforceable first priority Liens on substantially all of the property of such new Subsidiary as collateral security for the obligations of such new Subsidiary hereunder (but in the case of real property and fixtures, only to the extent required by paragraph (c) below); and

                  (iii) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 5.01 on the Effective Date or as the Administrative Agent shall have reasonably requested.

            Notwithstanding the foregoing, if such new Subsidiary is a Foreign Subsidiary, such new Subsidiary shall not be required to become a Subsidiary Guarantor hereunder or a Securing Party under the Security Agreement, but CCPR will, and will cause each of its Subsidiaries (other than any other Foreign Subsidiary), to pledge the shares of capital stock of such new Subsidiary to the Administrative Agent (for the benefit of the Lenders) under the Security Agreement (or, at the request of the Required Lenders, under a pledge or other agreement governed by the law of such Subsidiary's jurisdiction of organization), provided that such pledge shall not cover more than (x) 65% of the voting capital stock of such Subsidiary having ordinary voting power for the election of the board of directors of such Subsidiary and (y) 100% of all other capital stock of such Subsidiary.

            (b) Ownership of Subsidiaries. CCPR will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of the Subsidiaries of CCPR is a Wholly Owned Subsidiary. In the event that any additional shares of capital stock or other ownership interests shall be issued by any Subsidiary, the respective Obligor agrees forthwith to deliver to the Administrative Agent pursuant to the Security Agreement the certificates evidencing such shares of stock or other ownership interests (in the case of a Foreign Subsidiary, to the extent required under paragraph (a) above), if any, accompanied by undated stock or transfer powers executed in blank and to take such other action as the Administrative Agent shall request to perfect the security interest created therein pursuant to the Security Agreement.

            (c) Real Property Interests. CCPR will, and will cause its Subsidiaries to, execute and deliver from time to time such mortgages, deeds of trust and similar instruments as shall be necessary to cover all real property interests of CCPR and its Subsidiaries (other than Foreign Subsidiaries) that are owned in fee. Each of such mortgages, deeds of trust and similar instruments shall be in form and substance satisfactory to the Administrative Agent, shall create Liens in favor of the Administrative Agent for the benefit of the Lenders as collateral security for the obligations of the Obligors under this Agreement and the other Loan Documents.

            Without limiting the foregoing, with respect to leasehold interests held by CCPR and its Subsidiaries (other than those held by Foreign Subsidiaries), CCPR will, and will cause its Subsidiaries to, execute and deliver such assignments of leases, leasehold mortgages or other instruments in form and substance satisfactory to the Administrative Agent as shall be required to create a lien on such leases in favor of the Administrative Agent for the benefit of the Lenders as collateral security for the obligations of the Obligors under this Agreement and the other Loan Documents. Any such assignment shall state that, to the extent a default would arise under the respective lease by reason of such assignment, such assignment shall not be effective, provided that the Obligors will use their commercially reasonable best efforts to obtain such consents from the respective lessors for all existing tower sites; and, with respect to leases covering tower sites executed and delivered after the date hereof, will cause not less than 80% of such newly-executed leases to contain a consent to assignment or leasehold mortgage (or, alternatively, no restriction on assignment or mortgage of the leasehold estate in the respective lease).

            (d) FCC Matters. If after the date hereof there shall be a change in law, or the rules or regulations of the FCC, the effect of which is to permit the granting of a security interest in any of the FCC Licenses, CCPR will, and will cause each of its Subsidiaries to, execute and deliver all such instruments and documents, and to take such other actions, as shall be necessary or desirable, or that the Administrative Agent may reasonably request, in order to create and perfect a security interest in such FCC Licenses.

            (e) Construction, Etc. of Cellular Systems. CCPR will, and will cause each of its Subsidiaries to, comply with any construction or in service deadline if the failure to meet such deadline could reasonably be expected to result in a Material Adverse Effect, including for those Cellular Systems not yet operating, to comply with the requirements of
Section 22.946(a) of the FCC's rules.

                                ARTICLE VII

                             NEGATIVE COVENANTS

            Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, each of the Borrower and CCPR (in each case as to itself and its Subsidiaries) covenants and agrees with each of the Lenders (in the case of Sections 7.01 through 7.12, inclusive except for any provision set forth therein that is expressly stated to be applicable only to a particular Class of Lender) and solely with the Revolving Credit Lenders and Term A Facility Lenders (in the case of Section 7.13) that:

SECTION 7.1 Indebtedness. CCPR will not, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

            (a)   Indebtedness created hereunder and under the other
Loan Documents;

            (b) Indebtedness (including the Senior Subordinated Notes) existing on the date hereof and set forth in Schedule II, and any extensions, renewals and replacements thereof (other than the Senior Subordinated Notes), so long as (i) the weighted average life of the maturity of such Indebtedness as so extended, renewed or refinanced, taken as a whole, is not earlier than such weighted average life prior to such extension, renewal or refinancing, (ii) any terms of subordination set forth in such Indebtedness are not adversely affected thereby in any material respect and (iii) the terms generally of such Indebtedness as so extended, renewed or refinanced are not made more restrictive (from the standpoint of the respective obligor) in any material respect;

            (c) unsecured Subordinated Indebtedness, provided that (i) the aggregate principal amount of all Subordinated Indebtedness shall not at any time exceed $100,000,000, (ii) no principal payment is required by the terms of such Subordinated Indebtedness at any time prior to the date 180 days after the latest Principal Payment Date scheduled to occur under
Section 2.07, (iii) no Default has occurred and is continuing, or will occur as a result of, the issuance of such Subordinated Indebtedness and
(iv) unless the proceeds of such Subordinated Indebtedness shall be applied to refinance the Senior Subordinated Notes, upon the issuance thereof, CCPR or the Borrower, as the case may be, will prepay the Loans to the extent required by Section 2.08(b)(iv);

            (d) insofar as the Revolving Credit Lenders and Term A Facility Lenders are concerned, Indebtedness of (i) CCPR owing to any Subsidiary Guarantor, (ii) any Subsidiary Guarantor owing to CCPR or any other Subsidiary Guarantor and (iii) CCPR or any its Subsidiaries (other than the Borrower) owing to the Borrower;

            (e) insofar as the Term B Facility Lenders are concerned, Indebtedness of (i) CCPR owing to any Subsidiary and (ii) of any Subsidiary to any other Subsidiary;

            (f) Indebtedness of CCPR or the Borrower incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (f) shall not exceed $5,000,000 at any time outstanding;

            (g) Indebtedness of CCPR or any Subsidiary as an account party in respect of trade letters of credit; and

            (h) other Indebtedness of CCPR or the Borrower in an aggregate principal amount not exceeding $5,000,000 at any time outstanding, provided that the aggregate principal amount of any such other Indebtedness that is secured shall not exceed $1,000,000 at any one time.

SECTION 7.2 Liens. CCPR will not, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

            (a)   Liens created pursuant to the Security Documents;

            (b)   Permitted Encumbrances;

            (c) any Lien on any property or asset of CCPR or any of its Subsidiaries existing on the date hereof and set forth in Schedule III, including any extensions, renewals and replacements thereof in connection with an extension, renewal or replacement of the underlying Indebtedness secured thereby permitted under Section 7.01(b), so long as no such Lien shall cover any property other than the property covered by such Lien immediately prior to such extension, renewal or replacement;

            (d) Liens on fixed or capital assets acquired, constructed or improved by CCPR or the Borrower; provided that (i) such security interests secure Indebtedness permitted by clause (f) of Section 7.01, (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (iii) such security interests shall not apply to any other property or assets of CCPR or any Subsidiary; and

            (e) Liens securing Indebtedness that is permitted to be secured under Section 7.01(h).

SECTION 7.3  Fundamental Changes; Lines of Business.

            (a) Mergers, Consolidations, Etc. CCPR will not, nor will it permit any of its Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing:

                  (i) insofar as the Revolving Credit Lenders and Term A Facility Lenders are concerned:

      (A) any Subsidiary of CCPR other than the Borrower or a License Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation;

      (B) any Subsidiary of CCPR other than the Borrower or a License Subsidiary may merge into any other Subsidiary of CCPR in a transaction in which the surviving entity is a Subsidiary other than a Foreign Subsidiary; and

      (C) any Subsidiary of CCPR other than the Borrower or a License Subsidiary may liquidate or dissolve if CCPR determines in good faith that such liquidation or dissolution is in the best interests of CCPR and is not materially disadvantageous to the Lenders; and

                  (ii) insofar as the Term B Facility Lenders are concerned, any Subsidiary of CCPR may merge or with any other Subsidiary of CCPR, and any Subsidiary of CCPR may be liquidated or dissolved with its assets being transferred to its respective shareholders, provided that (x) in any such merger or consolidation involving the Borrower in circumstances where the Borrower is not the continuing or surviving corporation, the continuing or surviving corporation shall have assumed all of the obligations of the Borrower hereunder pursuant to an instrument in form and substance satisfactory to the Administrative Agent, and shall have delivered such proof of corporate action, and opinions of counsel, as shall be consistent with those delivered pursuant to
      Section 5.01 on the Effective Date and as the Administrative Agent shall have reasonably requested and (y) in any liquidation or dissolution of the Borrower, the transferee entity shall have similarly assumed all of the obligations of the Borrower hereunder pursuant to an instrument in form and substance satisfactory to the Administrative Agent, and shall have similarly delivered such proof of corporate action, and opinions of counsel, as shall be consistent with those delivered pursuant to Section 5.01 on the Effective Date and as the Administrative Agent shall have reasonably requested.

            (b) Dispositions. CCPR will not, nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of any part of its business or property, whether now owned or hereafter acquired including receivables and leasehold interests, except:

                  (i) insofar as the Revolving Credit Lenders and Term A Facility Lenders are concerned:

      (A) the disposition of any inventory or other property in the ordinary course of business and on ordinary business terms;

      (B) the disposition of obsolete or worn-out property, tools or equipment no longer used or useful in its business so long as the amount thereof sold in any single fiscal year by CCPR and its Subsidiaries shall not have an aggregate fair market value in excess of $1,000,000; and

      (C) any Subsidiary of CCPR (other than the Borrower or a License Subsidiary) may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Subsidiary (other than a Foreign Subsidiary), including, in the case of CCPR, the sale of partnership interests held by it in SJCT as contemplated by Section 7.04(h); and

                  (ii) insofar as the Term B Facility Lenders are concerned, (A) the disposition of any inventory or other property in the ordinary course of business and on ordinary business terms, (B) the disposition of obsolete or worn-out property, tools or equipment no longer used or useful in its business so long as the amount thereof sold in any single fiscal year by CCPR and its Subsidiaries shall not have an aggregate fair market value in excess of $1,000,000, and (C) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to CCPR or any other Subsidiary, provided that in any such transaction in which the Borrower shall sell all or substantially all of its assets, the transferee entity shall have assumed all of the obligations of the Borrower hereunder pursuant to an instrument in form and substance satisfactory to the Administrative Agent, and shall have delivered such proof of corporate action, and opinions of counsel, as shall be consistent with those delivered pursuant to Section 5.01 on the Effective Date and as the Administrative Agent shall have reasonably requested.

            (c) Acquisitions. CCPR will not, nor will it permit any of its Subsidiaries to, acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person, or acquire any option to make any such acquisition, except:

                  (i) insofar as the Revolving Credit Lenders and Term A Facility Lenders are concerned:

      (A) purchases of inventory, programming rights and other property to be sold or used in the ordinary course of business;

      (B) Investments permitted under Section 7.04 (including the purchase by the Borrower of partnership interests in SJCT as contemplated by Section 7.04(h));

      (C)   Capital Expenditures; and

      (D) acquisitions by any Subsidiary (other than a License Subsidiary) of any assets from any other Subsidiary (other than the Borrower or a License Subsidiary); and

                  (ii) insofar as the Term B Facility Lenders are concerned, (A) purchases of inventory, programming rights and other property to be sold or used in the ordinary course of business, (B) Investments permitted under Section 7.04 (including the purchase by the Borrower of partnership interests in SJCT as contemplated by
      Section 7.04(h)), (C) Capital Expenditures and (D) acquisitions by any Subsidiary of any assets from any other Subsidiary.

            (d) Lines of Business. CCPR will not, nor will it permit any of its Subsidiaries to, engage to any material extent in any business other than a Communications Related Business.

SECTION 7.4 Investments. CCPR will not, nor will it permit any of its Subsidiaries to, make or permit to remain outstanding any Investments, except:

            (a) Investments outstanding on the date hereof and (to the extent required by Section 4.16(b)) identified in Schedule VIII;

            (b)   operating deposit accounts with banks;

            (c)   cash and Permitted Investments;

            (d) insofar as the Revolving Credit Lenders and Term A Facility Lenders are concerned, Investments by (i) any Subsidiary Guarantor in CCPR,
(ii) CCPR or any Subsidiary Guarantor in any other Subsidiary Guarantor and
(iii) the Borrower in CCPR or any of the Subsidiaries of CCPR (other than the Borrower);

            (e) insofar as the Term B Facility Lenders are concerned, Investments by (i) any Subsidiary in CCPR and (ii) any Subsidiary in any other Subsidiary;

            (f) Hedging Agreements entered into in the ordinary course of CCPR's or the Borrower's financial planning and not for speculative purposes;

            (g) Investments consisting of security deposits with utilities and other like Persons made in the ordinary course of business;

            (h) insofar as the Revolving Credit Lenders and Term A Facility Lenders are concerned, Investments by the Borrower in SJCT through the purchase by the Borrower from the proceeds of Borrowings of partnership interests in SJCT from CCPR, provided that (i) on the date of such Investment and after giving effect thereto, no Default shall have occurred and be continuing, (ii) the aggregate purchase price paid by the Borrower in respect of such Investments, together with the aggregate amount of dividend payments by the Borrower described in Section 7.05(b), shall not exceed $150,000,000, (iii) the Borrower shall have satisfied the conditions set forth in Section 5.02 with respect to each such Borrowing and (iv) CCPR shall substantially contemporaneously use the proceeds of such sale to make a dividend payment and apply the same to both of the following: (A) to make a dividend payment to CoreComm as permitted under clause (d) of Section
7.05 and (B) to permanently repay up to $30,000,000 of Indebtedness owing by CCPR to CoreComm;

            (i) loans and advances to employees in the ordinary course of business, so long as the amount thereof outstanding at any one time shall not exceed $500,000 in the aggregate; and

            (j)   additional Investments up to but not exceeding
$5,000,000 in the aggregate.

            For purposes of clause (j) of this Section, the aggregate amount of an Investment at any time shall be deemed to be equal to (i) the aggregate amount of cash, together with the aggregate fair market value of property, loaned, advanced, contributed, transferred or otherwise invested that gives rise to such Investment minus (ii) the aggregate amount of dividends, distributions or other payments received in cash in respect of such Investment; the amount of an Investment shall not in any event be reduced by reason of any write-off of such Investment nor increased by any increase in the amount of earnings retained in the Person in which such Investment is made that have not been dividended, distributed or otherwise paid out.

SECTION 7.5 Restricted Payments. CCPR will not, nor will it permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that:

            (a) each of CCPR and the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock;

            (b) insofar as the Revolving Credit Lenders and Term A Facility Lenders are concerned, the Borrower may declare and make one or more dividend payments in cash to CCPR from the proceeds of Borrowings, provided that (i) on the date of such dividend payment and after giving effect thereto no Default shall have occurred and be continuing, (ii) the aggregate amount of such dividend payments, together with the aggregate amount of Investments by the Borrower described in Section 7.04(h), shall not exceed $150,000,000, (iii) the Borrower shall have satisfied the conditions set forth in Section 5.02 with respect to each such Borrowing, and (iv) CCPR shall substantially contemporaneously use the proceeds of such dividend payment and apply the same to both of the following (A) to make a dividend payment to CoreComm as permitted under clause (d) of this Section and (B) to permanently repay up to $30,000,000 of Indebtedness owing by CCPR to CoreComm;

            (c) insofar as the Term B Facility Lenders are concerned, any Subsidiary of CCPR may declare and make Restricted Payments to CCPR;

            (d) CCPR may declare and make dividend payments in cash to CoreComm in an aggregate amount not exceeding $120,000,000 (from the proceeds of the dividend payments described in clause (b) of this Section or the sale of interests in SJCT as contemplated by Section 7.04(h), provided that (i) on the date of such dividend payment and after giving effect thereto no Default shall have occurred and be continuing and (ii) CoreComm shall use the proceeds of such dividend payments solely for funding the business activities of CoreComm Limited, a Bermuda company, as presently conducted or proposed to be conducted);

            (e) insofar as the Revolving Credit Lenders and Term A Facility Lenders are concerned, the payment of dividends by any Subsidiary of the Borrower to the Borrower or to any other Subsidiary of the Borrower or by any Subsidiary of CCPR (other than the Borrower) to CCPR; and

            (f) during any fiscal year ending after the fiscal year ending December 31, 1999, the Borrower may redeem or repurchase equity interests of CCPR in an amount up to but not exceeding (A) the sum of 30% of the portion of Excess Cash Flow for the immediately preceding fiscal year not required under Section 2.08(b)(ii) to be applied to the prepayment of Loans and the reduction of Commitments hereunder and (B) (without duplication) that portion of 30% of the portion of Excess Cash Flow for any prior fiscal year ending on or after December 31, 1999 that was not required under
Section 2.08(b)(ii) to be applied to the prepayment of Loans and the reduction of Commitments hereunder and has not previously been used to make such redemption or repurchases under this clause (f), provided that (i) at the time of such redemption or repurchase and after giving effect thereto no Default shall have occurred and be continuing, (ii) prior to the making of any such redemption or repurchase the Borrower shall have made any prepayment required to be made under Section 2.08(b)(ii) with respect to the Excess Cash Flow for the immediately preceding fiscal year and (iii) so long as the Total Leverage Ratio (determined as at the end of such immediately preceding fiscal year) is equal to or greater than 3:1, the aggregate amount of such redemptions and repurchases shall not exceed $15,000,000 in the aggregate.

SECTION 7.6 Transactions with Affiliates. CCPR will not, nor will it permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except:

            (a) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to CCPR or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties;

            (b) transactions between or among CCPR and its Subsidiaries not involving any other Affiliate;

            (c)   any Restricted Payment permitted under Section 7.05; and

            (d) the allocation of common expenses between or among CCPR and its Affiliates necessary for the compensation of the employees thereof and other general corporate overhead expenses, so long as the aggregate amount thereof shall not exceed $1,400,000 in any single fiscal year.

SECTION 7.7 Restrictive Agreements. CCPR will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of CCPR or any of its Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary of CCPR to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to CCPR or any other Subsidiary or to Guarantee Indebtedness of CCPR or any other Subsidiary; provided that:

                  (i) the foregoing shall not apply to (x) restrictions and conditions imposed by law, by this Agreement or the other Loan Documents, or by the Senior Subordinated Notes Indenture, (y) restrictions and conditions existing on the date hereof identified on
      Schedule IV (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition) and (z) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder; and

                  (ii) clause (a) of the foregoing shall not apply to (x) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (y) customary provisions in leases and other contracts restricting the assignment thereof.

SECTION 7.8 Sale and Leaseback. CCPR will not, and will not permit any of its Subsidiaries to, enter into any arrangement with any other Person providing for the leasing by CCPR or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by CCPR or any of its Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of CCPR or any of its Subsidiaries.

SECTION 7.9  Certain Financial Covenants.

            (a) Total Leverage Ratio. CCPR will not permit the Total Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:

              Period                         Ratio

      From the Effective Date
      through December 31, 1998             6.50 to 1

      From January 1, 1999
      through December 31, 1999             6.00 to 1

      From January 1, 2000
      through December 31, 2000             5.25 to 1

      From January 1, 2001
      through December 31, 2001             4.50 to 1

      From January 1, 2002
      and at all times thereafter           4.00 to 1

            (b) Senior Leverage Ratio. CCPR will not permit the Senior Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:

             Period                           Ratio

      From the Effective Date
      through December 31, 1998             3.25 to 1

      From January 1, 1999
      through June 30, 1999                 3.00 to 1

      From July 1, 1999
      through December 31, 1999             2.75 to 1

      From January 1, 2000
      through June 30, 2000                 2.50 to 1

      From July 1, 2000
      through December 31, 2000             2.25 to 1

      From January 1, 2001
      and at all times thereafter           2.00 to 1

            (c) Interest Coverage Ratio. CCPR will not permit the Interest Coverage Ratio to be less than the following respective ratios at as the last day of fiscal quarter ending during the following respective periods:

              Period                          Ratio

      From the Effective Date
      through December 31, 1998             1.75 to 1

      From January 1, 1999
      through December 31, 1999             1.85 to 1

      From January 1, 2000
      through December 31, 2000             2.10 to 1

      From January 1, 2001
      and at all times thereafter           2.50 to 1

            (d) Fixed Charges Ratio. CCPR will not permit the Fixed Charges Ratio to be less than the following respective ratios as at the last day of any fiscal quarter ending during the following respective periods:

              Period                         Ratio

      From the Effective Date
      through December 31, 1998             1.05 to 1

      From January 1, 1999
      through December 31, 2000             1.10 to 1

      From January 1, 2001
      through December 31, 2001             1.15 to 1

      From January 1, 2002
      and at all times thereafter           1.25 to 1

SECTION 7.10 Subordinated Indebtedness. CCPR will not, nor will it permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for (a) regularly scheduled payments of interest thereon required pursuant to the instruments evidencing such Subordinated Indebtedness but only to the extent permitted under the relevant subordination provisions applicable thereto and (b) the refinancing of the Senior Subordinated Notes permitted under Section 7.01(c).

SECTION 7.11 Modifications of Certain Documents. Neither CCPR nor any of its Subsidiaries will consent to any modification, supplement or waiver of any agreement, instrument or other document evidencing or relating to Subordinated Indebtedness, in each case without the prior consent of the Administrative Agent (with the approval of the Required Lenders).

SECTION 7.12 Preferred Stock of Subsidiaries. Neither CCPR nor the Borrower will permit any of their respective Subsidiaries to issue or to permit to be outstanding any Preferred Stock.

SECTION 7.13 License Subsidiaries. As contemplated by the preamble to this
Article VII, CCPR (as to itself and its Subsidiaries) hereby agrees with the Revolving Credit Lenders and Term A Facility Lenders that:

            (a) CCPR will cause each Cellular License and Non-Cellular License from time to time held by CCPR and its Subsidiaries to be held in the name of a separate Subsidiary which shall be a direct Wholly Owned Subsidiary of CCPR (excluding, however, any Foreign Subsidiary), except that, unless requested by the Administrative Agent after an Event of Default has occurred and is continuing to be held in such separate Subsidiary, Cellular Licenses for service areas in Puerto Rico (other than with respect to the Cellular System for the San Juan/Caguas MSA, which shall be held by a License Subsidiary) may be held by the Borrower.

            (b) CCPR will maintain in full force and effect the license management agreements as in effect on the date hereof between CCPR and each License Subsidiary.

            (c) Notwithstanding anything herein to the contrary, neither CCPR nor the Borrower shall permit any License Subsidiary to:

                  (i) create, incur, assume or have outstanding any Indebtedness or other liabilities or obligations except for obligations under the Loan Documents;

                  (ii) own any right, franchise or other asset (including any Investment) except for Cellular Licenses or Non-Cellular Licenses;

                  (iii) enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution);

                  (iv) Lien (other than the Liens created by the Security Documents) on or in respect of, or sell, lease, assign, transfer or otherwise dispose of, any of its rights, franchises or other assets; or

                  (v) engage in any business other than holding Cellular Licenses or Non-Cellular Licenses or activities incidental thereto.

                                ARTICLE VIII

                             EVENTS OF DEFAULT

            If any of the following events ("Events of Default") shall occur:

            (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

            (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or under any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three or more Business Days;

            (c) any representation or warranty made or deemed made by or on behalf of any Obligor in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall prove to have been incorrect in any material respect when made or deemed made;

            (d) the Borrower or CCPR (as applicable) shall fail to observe or perform any covenant, condition or agreement contained in Section 6.02,
6.03 (with respect to the Borrower's existence), 6.09 or 6.10 or in Article VII or any Obligor shall default in the performance of any of its obligations contained in Section 5.02 of the Security Agreement or any provisions of the Mortgages, provided that any failure to observe or perform any provision of Article VII that is stated to be for the benefit of the Revolving Credit Lenders and Term A Facility Lenders (such as
Section 7.01(d) or 7.03(a)(i)) shall only constitute an Event of Default as to the Revolving Credit Lenders and Term A Facility Lenders;

            (e) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or any other Loan Document and such failure shall continue unremedied for a period of 30 or more days after notice thereof from the Administrative Agent (given at the request of any Lender) to the Borrower;

            (f) CCPR or any of its Subsidiaries shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Indebtedness (other than Indebtedness hereunder and under the other Loan Documents) aggregating $1,500,000 or more, or any payment of any amount under Hedging Agreements for an aggregate notional principal amount exceeding $1,500,000, in each case when and as the same shall become due and payable;

            (g) any event or condition occurs that results in any Indebtedness (including any Indebtedness hereunder and under the other Loan Documents) of CCPR or its Subsidiaries aggregating $1,500,000 or more becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any such Indebtedness or any trustee or agent on its or their behalf to cause any such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, or any event specified in Agreements for an aggregate notional principal amount exceeding $1,500,000 occurs the effect of which is to permit the payments owing under such Hedging Agreements to be liquidated;

            (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Obligor or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered;

            (i) any Obligor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

            (j) any Obligor shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

            (k) one or more judgments for the payment of money in an aggregate amount in excess of $1,500,000 shall be rendered against CCPR or any of its Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of CCPR or any of its Subsidiaries to enforce any such judgment;

            (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of CCPR and its Subsidiaries in an aggregate amount exceeding $1,500,000;

            (m) there shall have been asserted against CCPR or any of its Subsidiaries an Environmental Claim that, in the judgment of the Required Lenders, is reasonably likely to be determined adversely to CCPR or any of its Subsidiaries, and the amount thereof could reasonably be expected to result in a Material Adverse Effect (insofar as such amount is payable by CCPR or any of its Subsidiaries but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor);

            (n) a Change in Control shall occur;

            (o) the Borrower shall cease to be a direct Wholly Owned Subsidiary of CCPR or CCPR shall cease to be a direct Wholly Owned Subsidiary of CoreComm;

            (p) the principal Cellular Licenses for any Cellular System or the principal Non-Cellular Licenses for any Non-Cellular Business, or any other material authorizations, licenses or permits issued by any Cellular Authority, shall be revoked or canceled or expire by its terms and not be renewed, or shall be modified in a manner materially adverse to the Obligor operating such Cellular System or conducting such Non-Cellular Business;

            (q) other than in connection with any termination of any Lien in respect of any collateral as permitted by any Security Document, the Liens created by any of the Security Documents shall at any time not constitute a valid and perfected Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section 7.02 or under the respective Security Documents), or, except for expiration in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested in writing by any Obligor; or

            (r) except for the expiration in accordance with its terms of any agreement, document or instrument evidencing or relating to any Subordinated Indebtedness, the subordination provisions of any such agreement, document or instrument shall, for any reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested in writing by any Obligor or any other Person;

            then, and in every such event (other than an event with respect to any Obligor described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders of the applicable Class for which such event is an Event of Default hereunder shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments of such Class, and thereupon the Commitments of such Class shall terminate immediately, and (ii) declare the Loans of such Class then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans of such Class so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor; and in case of any event with respect to any Obligor described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor.

                                 ARTICLE IX

                          THE ADMINISTRATIVE AGENT

            Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

            The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with CCPR or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

            The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to CCPR or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document,
(ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

            The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for an Obligor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

            The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

            Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Borrower and CCPR. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent's resignation shall nonetheless become effective and the Required Lenders shall perform the duties of the Administrative Agent (and all payments and communications provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly) until such time as the Required Lenders appoint a successor agent as provided for above. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

            Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

            Except as otherwise provided in Section 10.02(b) with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents, provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release all or substantially all of the collateral or otherwise terminate any Lien with respect thereto under the Security Documents, agree to additional obligations being secured by any collateral security under the Security Documents (unless the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by any such Security Document, in which event the Administrative Agent may consent to such junior Lien provided that it obtains the consent of the Required Lenders thereto), alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents or release all or substantially all of the Guarantors from their respective guarantee obligations under the Loan Documents, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering property (and to release any such guarantor) that is the subject of either a disposition of property permitted hereunder or a disposition to which the Required Lenders have consented.

                                 ARTICLE X

                               MISCELLANEOUS

SECTION 10.1 Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (a) if to the Borrower, to it at Cellular One Building, Calle Ortegon No. 103, Guaynabo, Puerto Rico 00966, Attention of Francisco Silva (Telecopy No. (787) 397-5334; Telephone No. (787) 397-5034);

            (b) if to any Guarantor, to it at 110 East 59th Street, New York, New York 10022 Attention of Richard J. Lubasch (Telecopy No. (212) 752-1157; Telephone No. (212) 906-8440);

            (c) if to the Administrative Agent, to The Chase Manhattan Bank, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Sunita Vora of The Loan and Agency Services Group (Telecopy No. (212) 552-5646; Telephone No. (212) 552-0669), with a copy to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of William Rottino (Telecopy No. (212) 270-4584; Telephone No. (212) 270-1724); and

            (d) if to a Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

            Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any such change by a Lender, by notice to the Borrower and the Administrative Agent). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 10.2 Waivers; Amendments.

            (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

            (b) Amendments. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase any Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby,
(iv) alter the manner in which payments or prepayments of principal, interest or other amounts hereunder shall be applied as among the Lenders or Types or Classes of Loans, without the written consent of each Lender,
(v) change any of the provisions of this Section or the definition of the term "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, or (vi) release any Guarantor from any of its guarantee obligations under Article III without the written consent of each Lender; and provided further that (x) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent, and (y) that any modification or supplement of
Article III shall require the consent of each Guarantor.

SECTION 10.3  Expenses; Indemnity; Damage Waiver.

            (a) Costs and Expenses. CCPR and the Borrower jointly and severally agree to pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including in connection with any workout, restructuring or negotiations in respect thereof and (iii) and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein.

            (b) Indemnification by CCPR and the Borrower. CCPR and the Borrower jointly and severally agree to indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Obligor, or any Environmental Liability related in any way to any Obligor, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

            (c) Reimbursement by Lenders. To the extent that CCPR and the Borrower fail to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

            (d) Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, no Obligor shall assert, and each Obligor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

            (e) Payments. All amounts due under this Section shall be payable promptly after written demand therefor.

SECTION 10.4 Successors and Assigns.

            (a) Assignments Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Obligor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Obligor without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b) Assignments by Lenders. Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender or an Affiliate of a Lender, each of the Borrower and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of (A) an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender or an Affiliate of a Lender or
(B) an assignment of the entire remaining amount of the assigning Lender's Commitment(s) and/or Loans, the amount of the Commitment(s) and/or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent,
(iii) each partial assignment of the Commitment and/or Loans(s) of any Class shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations with respect to such Commitment and/or Loan(s), (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Article VIII has occurred and is continuing. Upon acceptance and recording pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph
(e) of this Section.

            (c) Maintenance of Register by the Administrative Agent. The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

            (d) Effectiveness of Assignments. Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

            (e) Participations. Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

            (f) Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 2.12 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.14 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.14(e) as though it were a Lender, and at the time the participation is sold to such Participant, such Participant is entitled to a rate of withholding no greater than that of the applicable selling Lender.

            (g) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

            (h) No Assignments to the Obligors or Affiliates. Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to the Borrower or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

SECTION 10.5 Survival. All covenants, agreements, representations and warranties made by CCPR and the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14, 3.03 and 10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

SECTION 10.6 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.7 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 10.8 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Obligor against any of and all the obligations of any Obligor now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 10.9  Governing Law; Jurisdiction; Etc.

            (a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

            (b) Submission to Jurisdiction. Each Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Obligor or its properties in the courts of any jurisdiction.

            (c) Waiver of Venue. Each Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 10.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO
(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 10.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 10.12  Treatment of Certain Information; Confidentiality.

            (a) Treatment of Certain Information. Each of the Borrower and CCPR acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to CCPR or one or more of its Subsidiaries or Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and each of the Borrower and CCPR hereby authorizes each Lender to share any information delivered to such Lender by the Borrower, CCPR and their respective Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) of this Section as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

            (b) Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this paragraph, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement,
(vii) with the consent of the Borrower or CCPR or (viii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this paragraph or (B) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than an Obligor. For the purposes of this paragraph, "Information" means all information received from any Obligor relating to any Obligor or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by an Obligor; provided that, in the case of information received from an Obligor after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 10.13 Designation as "Credit Agreement" . CCPR hereby designates the credit facilities under this Agreement represented by the Revolving Credit Facility Commitments and the Term A Facility Loan Commitments as the "Credit Agreement" under and for all purposes of the Senior Subordinated Notes Indenture.


            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


      CCPR SERVICES, INC.


      By_________________________
        Name:
        Title:


      CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.


      By_________________________
        Name:
        Title:


      SUBSIDIARY GUARANTORS
      USVI CELLULAR TELEPHONE
             CORPORATION


      By_________________________
        Name:
        Title:


      USVI PAGING, INC.


      By_________________________
        Name:
        Title:


      CCPR PAGING, INC.


      By_________________________
        Name:
        Title:


      CCPR OF THE VIRGIN ISLANDS, INC.


      By_________________________
        Name:
        Title:


      SJCT, INC.


      By_________________________
        Name:
        Title:



      MERRIMACK TELECOMMUNICATIONS
        CORP.


      By_________________________
        Name:
        Title:


      SAN JUAN CELLULAR TELEPHONE COMPANY
      CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.


      By_________________________
        Name:
        Title:


      By CCPR SERVICES, INC.

      ___________________________
      Name:
      Title:


      By  SJCT, INC.


      ___________________________
      Name:
      Title:


      By  MERRIMACK TELECOMMUNICATIONS
            CORP.


      ___________________________
      Name:
      Title:


      LENDERS

      THE CHASE MANHATTAN BANK,
      individually and as Administrative Agent


      By _________________________
         Name:
         Title:


      MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


      By _________________________
         Name:
         Title:


      BANKBOSTON, N.A.


      By _________________________
         Name:
         Title:


      BANCO POPULAR DE PUERTO RICO


      By _________________________
         Name:
         Title:


      THE BANK OF NOVA SCOTIA


      By _________________________
         Name:
         Title:


      THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY


      By _________________________
         Name:
         Title:


      FIRST BANK PUERTO RICO


      By _________________________
         Name:
         Title:


      By _________________________
         Name:
         Title:


      THE FUJI BANK, LIMITED


      By _________________________
         Name:
         Title:


      KEY CORPORATE CAPITAL INC.


      By _________________________
         Name:
         Title:


      OCTAGON LOAN TRUST

      By:  Octagon Credit Investors, as Manager

      By _________________________
         Name:
         Title:


      ROYAL BANK OF CANADA


      By _________________________
         Name:
         Title:





                                                             SCHEDULE I

                            Commitments

[See definitions of "Lenders", Revolving Credit Facility Commitment, Facility A Term Loan Commitment and Term B Facility Loan Commitment in
Section 1.01]




                                                             SCHEDULE II

                          Debt Agreements

             [See Sections 4.14(a) and Section 7.01(b)]




                                                             SCHEDULE III

                               Liens

             [See Sections 4.14(b) and Section 7.02(c)]




                                                             SCHEDULE IV

                           Restrictive Agreements

                             [See Section 7.07]




                                                              SCHEDULE V

                                 Litigation

                             [See Section 4.06]




                                                             SCHEDULE VI

                           Environmental Matters

                             [See Section 4.07]




                                                             SCHEDULE VII

                                Subsidiaries

                           [See Section 4.16(a)]




                                                             SCHEDULE VIII

                            Investments

                       [See Section 4.16(b)]




                                                             SCHEDULE IX

                           Communication Matters

                             [See Section 4.18]




                                                             SCHEDULE X

                               Real Property

                             [See Section 4.17]




                                                             SCHEDULE XI

                      Puerto Rico Collateral Documents

[See definition of "Puerto Rico Collateral Documents" in Section 1.01]




                                                             SCHEDULE XII

                Virgin Islands Collateral Documents

 [See definition of "Virgin Islands Collateral Documents" in Section 1.01]






                                                      Execution Copy


                    AMENDMENT NO. 1 TO CREDIT AGREEMENT


            AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 18, 1999 between CCPR SERVICES, INC. (the "Borrower"), CELLULAR COMMUNICATIONS OF PUERTO RICO, INC. ("CCPR"), the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.

            WHEREAS, the Borrower, CCPR, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of August 11, 1998 (as amended, modified and supplemented and in effect, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower in an aggregate principal amount not exceeding $170,000,000; and

            WHEREAS, the Borrower, CCPR, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

                                ARTICLE 11.

Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

                                ARTICLE 12.

Amendment. Effective as provided in Section 4 below, the Credit Agreement shall be amended as follows:

                  XII.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  XII.02. The definition of "Fixed Charges Ratio" in
Section 1.01 of the Credit Agreement is hereby amended by deleting from such definition the following: "; provided that, in calculating the Fixed Charges Ratio at any date prior to June 30, 1999, each component of the ratio shall be determined only for the period commencing on July 1, 1998 and ending on September 30, 1998, December 31, 1998, or March 31, 1999, as applicable".

                  XII.03. The definition of "Interest Coverage Ratio" in
Section 1.01 of the Credit Agreement is hereby amended by deleting from such definition the following: "; provided that, in calculating the Interest Coverage Ratio at any date prior to June 30, 1999, each component of the ratio shall be determined only for the period commencing on July 1, 1998 and ending on September 30, 1998, December 31, 1998, or March 31, 1999, as applicable".

                                ARTICLE 13.

Waiver. Effective as provided in Section 4 below, the Lenders hereby waive any Default that has occurred and/or is continuing on or prior to the date hereof under Section 6.01, 7.09(c) or 7.09(d) (or any other provision) of the Credit Agreement resulting from the use of the definitions of "Fixed Charges Ratio" and "Interest Coverage Ratio" as the same were in effect immediately prior to giving effect to this Amendment No. 1.

                                ARTICLE 14.

Effectiveness. The amendments to the Credit Agreement set forth in Section 2 above and the waivers set forth in Section 3 above, shall become effective as of the date hereof upon receipt by the Administrative Agent of one or more counterpart of this Amendment No. 1 executed by each of the Obligors and the Lenders constituting the Required Lenders.

                                ARTICLE 15.

Representations and Warranties. Each of the Borrower and CCPR represents and warrants to the Lenders (in each case, as to itself and its subsidiaries) that after giving effect to the amendments to the Credit Agreement set forth in Section 2 above, (a) the representations and warranties set forth in Article IV of the Credit Agreement and in each other Loan Document are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" and in such other Loan Documents to "the Credit Agreement" (or words of like import) included a reference to the Credit Agreement as amended hereby and (b) no Default has occurred and is continuing as of the date hereof.

                                ARTICLE 16.

Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                CCPR SERVICES, INC.


                                By ____________________________
                                   Name:
                                   Title:


                                CELLULAR COMMUNICATIONS OF
                                   PUERTO RICO, INC.


                                By _____________________________
                                   Name:
                                   Title:


                           SUBSIDIARY GUARANTORS


                                USVI CELLULAR TELEPHONE
                                CORPORATION


                                By _____________________________
                                   Name:
                                   Title:


                                USVI PAGING, INC.


                                By _____________________________
                                   Name:
                                   Title:


                                CCPR PAGING, INC.


                                By _____________________________
                                   Name:
                                   Title:


                                CCPR OF THE VIRGIN ISLANDS, INC.


                                By _____________________________
                                   Name:
                                   Title:


                                SJCT, INC.


                                By _____________________________
                                   Name:
                                   Title:


                                MERRIMACK TELECOMMUNICATIONS
                                   CORP.


                                By _____________________________
                                   Name:
                                   Title:


                                SAN JUAN CELLULAR TELEPHONE
                                  COMPANY

                                  By CELLULAR COMMUNICATIONS OF
                                       PUERTO RICO, INC.

                                     ___________________________
                                     Name:
                                     Title:


                                  By CCPR SERVICES, INC.

                                     ___________________________
                                     Name:
                                     Title:


                                  By SJCT, INC.

                                     ___________________________
                                     Name:
                                     Title:


                                  By MERRIMACK TELECOMMUNICATIONS
                                       CORP.

                                     ___________________________
                                     Name:
                                     Title:


LENDERS


THE CHASE MANHATTAN BANK,
individually and as Administrative Agent


By _______________________________
   Name:
   Title:


BANKBOSTON, N.A.


By _______________________________
   Name:
   Title:


BANCO POPULAR DE PUERTO RICO


By _______________________________
   Name:
   Title:


BANCO BILBAO VIZCAYA


By _______________________________
   Name:
   Title:


By _______________________________
   Name:
   Title:


THE BANK OF NOVA SCOTIA


By _______________________________
   Name:
   Title:


THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY


By _______________________________
   Name:
   Title:


CAPTIVA III FINANCE, LTD.
By: Pacific Investment Management Company,
      as its Investment Advisor


By _______________________________
   Name:
   Title:


DELANO COMPANY
By: Pacific Investment Management Company,
      as its Investment Advisor


By _______________________________
   Name:
   Title:


FIRST BANK PUERTO RICO


By _______________________________
   Name:
   Title:


By _______________________________
   Name:
   Title:


THE FUJI BANK, LIMITED


By _______________________________
   Name:
   Title:


KEY CORPORATE CAPITAL INC.


By _______________________________
   Name:
   Title:


MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


By _______________________________
   Name:
   Title:


MOUNTAIN CLO TRUST


By _______________________________
   Name:
   Title:


OCTAGON LOAN TRUST
By:  Octagon Credit Investors, as Manager


By _______________________________
   Name:
   Title:


OXFORD STRATEGIC INCOME FUND
By: Eaton Vance Management, as
       Investment Advisor


By _______________________________
   Name:
   Title:


ROYAL BANK OF CANADA


By _______________________________
   Name:
   Title:


ROYALTON COMPANY
By: Pacific Investment Management Company,
      as its Investment Advisor


By _______________________________
   Name:
   Title:


SENIOR DEBT PORTFOLIO
By: Boston Management and Research,
       as Investment Advisor


By _______________________________
   Name:
   Title:


VAN KAMPEN PRIME RATE INCOME TRUST


By _______________________________
   Name:
   Title:





                    AMENDMENT NO. 1 TO CREDIT AGREEMENT


           AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 18, 1999 between CCPR SERVICES, INC. (the "Borrower"), CELLULAR COMMUNICATIONS OF PUERTO RICO, INC. ("CCPR"), the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.

           WHEREAS, the Borrower, CCPR, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of August 11, 1998 (as amended, modified and supplemented and in effect, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower in an aggregate principal amount not exceeding $170,000,000; and

           WHEREAS, the Borrower, CCPR, the Subsidiary Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement in certain respects;

           NOW, THEREFORE, the parties hereto hereby agree as follows:

           Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

           Section 2. Amendment. Effective as provided in Section 4 below, the Credit Agreement shall be amended as follows:

                2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                2.02.     The definition of "Fixed Charges Ratio" in Section
 1.01 of the Credit Agreement is hereby amended by deleting from such definition the following: "; provided that, in calculating the Fixed Charges Ratio at any date prior to June 30, 1999, each component of the ratio shall be determined only for the period commencing on July 1, 1998 and ending on September 30, 1998, December 31, 1998, or March 31, 1999, as applicable".

                2.03.     The definition of "Interest Coverage Ratio" in
 Section 1.01 of the Credit Agreement is hereby amended by deleting from such definition the following: "; provided that, in calculating the Interest Coverage Ratio at any date prior to June 30, 1999, each component of the ratio shall be determined only for the period commencing on July 1, 1998 and ending on September 30, 1998, December 31, 1998, or March 31, 1999, as applicable".

           Section 3. Waiver. Effective as provided in Section 4 below, the Lenders hereby waive any Default that has occurred and/or is continuing on or prior to the date hereof under Section 6.01, 7.09(c) or 7.09(d) (or any other provision) of the Credit Agreement resulting from the use of the definitions of "Fixed Charges Ratio" and "Interest Coverage Ratio" as the same were in effect immediately prior to giving effect to this Amendment No. 1.

           Section 4. Effectiveness. The amendments to the Credit Agreement set forth in Section 2 above and the waivers set forth in Section 3 above, shall become effective as of the date hereof upon receipt by the Administrative Agent of one or more counterpart of this Amendment No. 1 executed by each of the Obligors and the Lenders constituting the Required Lenders.

           Section 5. Representations and Warranties. Each of the Borrower and CCPR represents and warrants to the Lenders (in each case, as to itself and its subsidiaries) that after giving effect to the amendments to the Credit Agreement set forth in Section 2 above, (a) the representations and warranties set forth in Article IV of the Credit Agreement and in each other Loan Document are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to "this Agreement" and in such other Loan Documents to "the Credit Agreement" (or words of like import) included a reference to the Credit Agreement as amended hereby and (b) no Default has occurred and is continuing as of the date hereof.

           Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.


           IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                          CCPR SERVICES, INC.


                          By __________________________________
                            Name:
                            Title:


                          CELLULAR COMMUNICATIONS OF
                            PUERTO RICO, INC.


                          By _________________________________
                            Name:
                            Title:


                           SUBSIDIARY GUARANTORS


                          USVI CELLULAR TELEPHONE
                            CORPORATION


                          By ________________________________
                            Name:
                            Title:


                          USVI PAGING, INC.


                          By _______________________________
                            Name:
                            Title:


                          CCPR PAGING, INC.


                          By  _____________________________
                            Name:
                            Title:


                          CCPR OF THE VIRGIN ISLANDS, INC.


                          By ______________________________
                            Name:
                            Title:


                          SJCT, INC.


                          By _____________________________
                            Name:
                            Title:


                          MERRIMACK TELECOMMUNICATIONS
                            CORP.


                          By _____________________________
                            Name:
                            Title:


                          SAN JUAN CELLULAR TELEPHONE
                            COMPANY

                            By CELLULAR COMMUNICATIONS OF
                                 PUERTO RICO, INC.

                               _______________________________
                               Name:
                               Title:


                            By CCPR SERVICES, INC.


                               _____________________________
                               Name:
                               Title:


                            By  SJCT, INC.

                               _____________________________
                               Name:
                               Title:


                            By  MERRIMACK TELECOMMUNICA
                                 TIONS CORP.

                               ____________________________
                               Name:
                               Title:


 LENDERS


 THE CHASE MANHATTAN BANK,
 individually and as Administrative Agent


 By ______________________________________
   Name:
   Title:


 BANKBOSTON, N.A.


 By _____________________________________
   Name:
   Title:


 BANCO POPULAR DE PUERTO RICO


 By ____________________________________
   Name:
   Title:


 BANCO BILBAO VIZCAYA


 By ___________________________________
   Name:
   Title:

 By __________________________________
   Name:
   Title:


 THE BANK OF NOVA SCOTIA


 By _________________________________
   Name:
   Title:


 THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY


 By ________________________________
   Name:
   Title:


 CAPTIVA III FINANCE, LTD.
 By: Pacific Investment Management Company,
       as its Investment Advisor


 By _______________________________
   Name:

   Title:


 DELANO COMPANY
 By: Pacific Investment Management Company,
       as its Investment Advisor


 By ______________________________
   Name:
   Title:


 FIRST BANK PUERTO RICO


 By _____________________________
   Name:
   Title:


 By ______________________________
   Name:
   Title:


 THE FUJI BANK, LIMITED


 By ______________________________
   Name:
   Title:


 KEY CORPORATE CAPITAL INC.


 By ______________________________
   Name:
   Title:


 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST


 By ______________________________
   Name:
   Title:


 MOUNTAIN CLO TRUST


 By _____________________________
   Name:
   Title:


 OCTAGON LOAN TRUST
 By:  Octagon Credit Investors, as Manager


 By _____________________________
   Name:
   Title:



 OXFORD STRATEGIC INCOME FUND
 By: Eaton Vance Management, as
        Investment Advisor

 By ____________________________
   Name:
   Title:


 ROYAL BANK OF CANADA


 By ___________________________
   Name:
   Title:


 ROYALTON COMPANY
 By: Pacific Investment Management Company,
       as its Investment Advisor


 By ___________________________
   Name:
   Title:


 SENIOR DEBT PORTFOLIO
 By: Boston Management and Research,
        as Investment Advisor


 By _____________________________
   Name:
   Title:


 VAN KAMPEN PRIME RATE INCOME TRUST


 By ____________________________
   Name:
   Title: